UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

ITEM 1. REPORT TO SHAREHOLDERS.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

Investor Class
FBR Pegasus FundTM
FBR Pegasus Mid Cap FundTM
FBR Pegasus Small Cap FundTM
FBR Pegasus Small Cap Growth FundTM
FBR Focus Fund
FBR Large Cap Financial Fund
FBR Small Cap Financial Fund
FBR Technology Fund
FBR Gas Utility Index Fund

FBR Fund for Government Investors

Semi-Annual Report
April 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Semi-Annual Letter to Shareholders

Dear Valued Investor,

We are pleased to provide you with the 2008 Semi-Annual Report for The FBR Funds. This report contains the management discussion, portfolio information, and financial statements for the six-month period ended April 30, 2008.

In our last communication at the end of October we stressed the importance of a healthy lending system to facilitate a stable and growing economy. Since then, we have witnessed an unprecedented draining of liquidity in the bond and credit markets demonstrated in the forced rescue of Bear Stearns and the write-down of more than $300 billion in financial assets at banks, broker/dealers, and insurance companies. Simultaneously, consumers, which account for almost two-thirds of our domestic economy, continued to lose confidence in their ability to spend in the face of a slumping U.S. housing market and steadily rising inflation.

As energy and commodity prices rose to new highs, equity investors experienced increased volatility and lackluster returns over the course of the reporting period. The S&P 500 Index finished the first half of our fiscal year in negative territory, down 9.64%. During the reporting period eight of the top ten best performing Morningstar fund categories were government and municipal bond portfolios. The remaining two categories were bear market and natural resources funds. No one particular asset class (e.g. large, mid and small) or style of investing (e.g. value and growth) stood apart from their peers as the average equity fund in the Morningstar domestic universe declined 10.60% during the period.

The strong performance of our Funds, especially our newer core equity funds, during this volatile reporting period is a true testament to the validity of our conservative, fundamentally driven investment philosophy and process. By focusing investments in companies with defensive balance sheets, an established record of profitability and below market valuations, we are able to construct portfolios that provide less downside volatility and strong relative risk-adjusted returns. In our experience, the long-term value of a company is far less volatile than its daily stock price may indicate. Our investment process affords us the confidence to take advantage of short-term dislocations between a company’s current price and our understanding of its value.

In January the Funds’ Board of Trustees approved important changes allowing us to reposition two of our existing Funds. Effective May 1st, the FBR Large Cap Technology Fund was renamed the FBR Technology Fund and the FBR Small Cap Technology Fund was renamed the FBR Pegasus Small Cap Growth FundTM. In addition to the name change, the Pegasus Small Cap Growth Fund no longer focuses investments entirely in the technology sector. In April, the Fund’s primary benchmark was changed to the Russell 2000 Growth Index and its style will be sector neutral to emphasize the stock picking ability of the portfolio manager.

We believe that diversification is an essential element to a successful investment strategy through every market cycle. With this in mind, we are committed to providing investors with the appropriate strategies, investment expertise and solutions to meet complex allocation objectives. As in prior years, what follows is a discussion from each of our portfolio managers with respect to their Fund’s performance over the first half of our 2008 fiscal year and their outlook going forward.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. If you would like more frequent and timely updates, fbrfunds.com provides daily prices, monthly performance data, fund news and other updates. As always, we welcome your questions and comments. You can reach us via e-mail at fbrfundsinfo@fbr.com or toll free at 888.200.4710.

Sincerely,

David Ellison
President, Chief Investment Officer and Trustee
The FBR Funds

The FBR Funds

FBR Pegasus FundTM
Management Overview

Portfolio Managers: Robert C. Barringer, CFA and Ryan Kelley, CFA

How did the Fund perform?

For the six-month period ended April 30, 2008, the FBR Pegasus FundTM returned -5.62%. This compares to the S&P 500 Index and the Morningstar Large Cap Value Category Average, which returned -9.64% and -10.58% for the same period respectively.

What factors contributed to the Fund’s performance?

During the past six months, the Fund benefited from its exposure to the energy, materials, and consumer staples sectors. Additionally, the Fund benefited from its underexposure to two of the three worst performing sectors of the broader market, namely the financial and telecommunications sectors.

The difficult operating environment for financial services companies, created by the challenging credit and housing markets, persisted throughout our reporting period. Once again, financials were the largest detractor from the market’s performance. We entered the reporting period with 14% of the Fund’s assets invested in financials which was significantly underweight the S&P 500 Index’s 18%. In the second half of the period, we selectively increased our exposure to the financials as our process identified attractive investment opportunities in this downtrodden sector. On balance, we continue to maintain a slight underweight position as we monitor the industry’s fundamentals searching for signs of improvement.

We strive to provide solid long-term returns for our shareholders while protecting against the downside and exhibiting a lower level of volatility. During the past six months, the Fund outperformed its benchmark, the S&P 500 Index. Furthermore, our downside capture percent was approximately 74%, meaning that for every 1% drop in the index, the Fund only moved down approximately 0.74%. Lastly, the Fund’s fluctuations in total return were approximately in-line with those of the index. We continue to aim for these types of portfolio metrics, which become integral parts of our overall stock selection process.

What is the outlook for the Fund?

We remain enthusiastic about the outlook for the Fund. Our disciplined and consistent investment process and ability to under- or overweight specific sectors of the market allows us to maintain a long-term orientation while constructing a well-rounded and balanced portfolio. Our focus on stocks with sound business models, improving fundamentals and attractive valuations affords us the confidence to make investments within underperforming sectors and avoid market bubbles, while preserving capital in declining markets.

During the course of the past six months, we have decreased our cash holdings from approximately 11% of the portfolio to 5% in order to take advantage of the market

The FBR Funds

FBR Pegasus FundTM
 Management Overview (continued)

downturn. We invested the cash in certain segments of the market that have been largely out of favor (i.e. financial companies) and in other traditionally defensive sectors (i.e. consumer staples and healthcare). We believe that our investments in the financial and consumer discretionary sectors are poised to benefit from an eventual recovery in the economy. Overall, we are confident in our investment process and in our Fund’s position as we head into the second half of 2008, despite uncertainties that exist in the market.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. S&P 500 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized
			Since
	One Year		Inception(5)

FBR Pegasus FundTM(1)(2)	1.59%		11.76%
S&P 500 Index(1)(3)	(4.68%	)	3.96%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period November 15, 2005 (commencement of investment operations) through April 30, 2008.

The FBR Funds

FBR Pegasus FundTM
Portfolio Summary
April 30, 2008 (unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Information Technology	18.8%
Financials	16.8%
Consumer Staples	11.6%
Health Care	11.2%
Energy	9.8%
Industrials	8.9%
Consumer Discretionary	8.6%
Money Market Funds	5.1%
Utilities	4.8%
Materials	3.2%
Telecommunication Services	1.2%

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 95.1%
	Consumer Discretionary — 8.6%
1,150	Abercrombie & Fitch Co., Class A	$85,457
6,000	American Eagle Outfitters, Inc.	110,220
1,750	Apollo Group, Inc., Class A*	89,075
4,000	Lowe’s Companies, Inc.	100,760
3,600	Target Corp.	191,268
8,900	The Gap, Inc.	165,718

		742,498

	Consumer Staples — 11.6%
2,900	Campbell Soup Co.	100,920
1,600	Colgate-Palmolive Co.	113,120
4,000	The Coca-Cola Co.	235,480
1,800	The Procter & Gamble Co.	120,690
2,600	Wal-Mart Stores, Inc.	150,748
3,700	Wm. Wrigley Jr. Co.	281,792

		1,002,750

	Energy — 9.9%
1,177	Apache Corp.	158,518
2,900	Chesapeake Energy Corp.	149,930
1,750	ConocoPhillips	150,763
1,275	Newfield Exploration Co.*	77,469
1,885	Occidental Petroleum Corp.	156,851
1,998	Royal Dutch Shell PLC, Class A ADR	160,459

		853,990

	Financials — 16.8%
2,600	ACE Ltd.	156,754
2,300	American Express Co.	110,446
900	American International Group, Inc.	41,580
2,725	Ameriprise Financial, Inc.	129,410
3,800	Astoria Financial Corp.	90,060
2,400	Bank of America Corp.	90,096
1,700	Citigroup, Inc.	42,959
1,555	Fannie Mae (Federal National Mortgage)	44,007
1,635	Freddie Mac (Federal Home Loan)	40,728

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Financials — 16.8% (continued)
6,300	Hudson City Bancorp, Inc.	$120,519
2,251	Morgan Stanley	109,399
3,100	T. Rowe Price Group, Inc.	181,535
2,119	The Hartford Financial Services Group, Inc.	151,021
4,900	Wells Fargo & Co.	145,775

		1,454,289

	Health Care — 11.2%
4,100	Applera Corp. - Applied Biosystems Group	130,831
1,025	Becton, Dickinson and Co.	91,635
3,725	Eli Lilly and Co.	179,322
2,725	Johnson & Johnson	182,820
2,350	Novartis AG ADR	118,276
3,920	Novo Nordisk A/S ADR	269,264

		972,148

	Industrials — 8.9%
2,750	3M Co.	211,475
2,375	Burlington Northern Santa Fe Corp.	243,556
3,000	Cummins, Inc.	187,950
2,600	Fastenal Co.	126,906

		769,887

	Information Technology — 18.8%
3,250	Accenture Ltd., Class A	122,038
1,225	Apple, Inc.*	213,088
3,200	Automatic Data Processing, Inc.	141,440
4,000	Canon, Inc. ADR	199,880
5,300	Cisco Systems, Inc.*	135,892
80	Google, Inc., Class A*	45,943
7,900	Intel Corp.	175,854
1,060	Kyocera Corp. ADR	96,704
6,300	Microsoft Corp.	179,676
9,000	Oracle Corp.*	187,650
5,700	Total System Services, Inc.	135,660

		1,633,825

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Materials — 3.2%
1,038	Arcelor Mittal, Class A NYS	$92,475
900	Freeport-McMoRan Copper & Gold, Inc.	102,375
1,900	Teck Cominco Ltd., Class B	82,973

		277,823

	Telecommunication Services — 1.2%
1,850	America Movil S.A.B. de C.V., Series L ADR	107,226

	Utilities — 4.9%
1,826	Edison International	95,262
3,200	Mirant Corp.*	131,553
2,675	PG&E Corp.	107,000
1,517	Sempra Energy	85,968

		419,783

	Total Common Stocks (Cost $7,959,307)	8,234,219

	MONEY MARKET FUNDS — 5.1%
437,289	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $437,289)	437,289

	Total Investments — 100.2% (Cost $8,396,596)	8,671,508
	Liabilities Less Other Assets — (0.2%)	(17,337)

	Net Assets — 100.0%	$8,654,171

*	Non-income producing security
ADR	American Depositary Receipts
NYS	New York Shares
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview

Portfolio Manager: Ryan Kelley, CFA

How did the Fund perform?

For the six months ended April 30, 2008, the FBR Pegasus Mid Cap FundTM returned -2.43%. This compares to the Russell Mid Cap Index and the Morningstar Mid Cap Blend Category Average which returned -8.74% and -10.05% for the same period respectively.

What factors contributed to the Fund’s performance?

We strive to provide solid long-term returns for our shareholders while protecting against the downside and exhibiting a lower level of volatility. As discussed above, the Fund outperformed its primary benchmark, the Russell Mid Cap Index, during the past six months. Our downside capture percent was approximately 48%, meaning that for every 1% drop in the index, the Fund only moved down approximately 0.48%. Additionally, the Fund’s standard deviation of returns, a common measure of volatility, was just a little over half that of the index, meaning the Fund exhibited much lower fluctuations of value. We continue to aim for these types of metrics, which become integral parts of our stock selection process.

We attribute our Fund’s outperformance against its benchmark and peers as much to the sectors that we did not own as to those we did. The Fund benefited from underexposure to two of the three worst performing sectors of the market, namely the financial and telecommunications sectors. Financials lagged the broader market given the difficult operating environment caused by the challenged credit and housing markets. On the positive side, our investments in the energy and materials sector contribute to our outperformance.

What is the outlook for the Fund?

We believe that the outlook for our Fund remains attractive. As shown above, our balanced approach to portfolio management and ability to under- or overweight specific sectors of the market allow us to manage the portfolio for the long-term while performing well compared to our peers. Our stock selection process leads us to find companies that exhibit a certain combination of characteristics that we believe are necessary to outperform their peers through all economic and market cycles.

During the course of the past six months, we have moved the portfolio to a somewhat more diversified position relative to the index. We did this by decreasing our exposure to technology and increasing our holdings in energy, financial, and utility companies. In addition, we currently have slightly higher than normal levels of cash which we will

The FBR Funds

FBR Pegasus Mid Cap FundTM
Management Overview (continued)

opportunistically deploy to take advantage of price dips of our favorite stocks. Overall, we are confident in our investment process and in our Fund’s position as we head into the second half of 2008.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Mid Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Russell Midcap Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized
			Since
	One Year		Inception(5)

FBR Pegasus Mid Cap FundTM(1)(2)	4.61%		8.72%
Russell Midcap Index(1)(3)	(6.34%	)	(1.71%	)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market-capitalization of the Russell 1000 Index.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of investment operations) through April 30, 2008.

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio Summary
April 30, 2008 (unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Information Technology	15.6%
Financials	15.1%
Industrials	11.3%
Consumer Discretionary	10.8%
Energy	9.9%
Health Care	9.4%
Utilities	8.1%
Money Market Funds	7.3%
Consumer Staples	6.3%
Materials	5.5%
Telecommunication Services	0.7%

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 92.5%
	Consumer Discretionary — 10.8%
685	Abercrombie & Fitch Co., Class A	$50,902
3,625	American Eagle Outfitters, Inc.	66,591
1,120	Magna International, Inc., Class A	83,586
5,175	Mattel, Inc.	97,031
2,450	Saks, Inc.*	31,875
1,050	Tiffany & Co.	45,717
700	VF Corp.	52,066

		427,768

	Consumer Staples — 6.3%
1,025	Alberto-Culver Co.	25,799
1,575	BJ’s Wholesale Club, Inc.*	60,039
1,035	Bunge Ltd.	118,083
2,500	Tyson Foods, Inc., Class A	44,500

		248,421

	Energy — 9.9%
1,125	ENSCO International, Inc.	71,696
525	Helmerich & Payne, Inc.	28,219
2,375	Hercules Offshore, Inc.*	62,605
525	Overseas Shipholding Group, Inc.	39,512
1,325	Pioneer Natural Resources Co.	76,492
220	SEACOR Holdings, Inc.*	18,724
2,350	W&T Offshore, Inc.	96,115

		393,363

	Financials — 15.1%
2,800	Annaly Capital Management, Inc.	46,928
3,225	Astoria Financial Corp.	76,433
1,000	Capitol Federal Financial	38,700
4,150	Hudson City Bancorp, Inc.	79,390
800	Marshall & Ilsley Corp.	19,984
1,500	People’s United Financial, Inc.	25,455
3,000	Sovereign Bancorp, Inc.	22,410
2,240	T. Rowe Price Group, Inc.	131,174
400	The Hanover Insurance Group, Inc.	17,952

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Financials — 15.1% (continued)
2,825	Unum Group	$65,568
3,200	Washington Federal, Inc.	76,192

		600,186

	Health Care — 9.4%
210	Bio-Rad Laboratories, Inc., Class A*	17,504
625	C.R. Bard, Inc.	58,856
1,925	Forest Laboratories, Inc.*	66,817
1,750	Kinetic Concepts, Inc.*	69,405
1,100	Techne Corp.*	79,772
1,750	Varian Medical Systems, Inc.*	82,040

		374,394

	Industrials — 11.3%
2,375	Copart, Inc.*	97,066
1,455	Cummins, Inc.	91,156
375	Fastenal Co.	18,304
2,500	Graco, Inc.	103,524
1,050	Kubota Corp. ADR	36,551
950	Pall Corp.	33,032
2,775	Ritchie Bros. Auctioneers, Inc.	69,236

		448,869

	Information Technology — 15.5%
4,925	Check Point Software Technologies Ltd.*	116,328
1,750	FactSet Research Systems, Inc.	105,052
2,250	Global Payments, Inc.	99,585
1,300	Ingram Micro, Inc., Class A*	22,113
3,700	Jack Henry & Associates, Inc.	97,236
2,100	NeuStar, Inc., Class A*	57,771
1,400	Novellus Systems, Inc.*	30,604
1,750	QLogic Corp.*	27,930
900	TDK Corp. ADR	61,830

		618,449

	Materials — 5.5%
675	Compania de Minas Buenaventura S.A.A. ADR	42,235
2,400	Domtar Corp.*	14,328

The FBR Funds

FBR Pegasus Mid Cap FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Materials — 5.5% (continued)
580	Freeport-McMoRan Copper & Gold, Inc., Class B	$65,974
1,025	Sigma-Aldrich Corp.	58,446
1,075	Ternium S.A. ADR	37,496

		218,479

	Telecommunication Services — 0.7%
725	Telephone and Data Systems, Inc.	27,768

	Utilities — 8.0%
1,500	Energen Corp.	102,359
875	Pinnacle West Capital Corp.	29,698
1,175	Questar Corp.	72,885
850	SCANA Corp.	33,516
600	Sempra Energy	34,002
1,325	Westar Energy, Inc.	30,727
800	Xcel Energy, Inc.	16,640

		319,827

	Total Common Stocks (Cost $3,510,681)	3,677,524

	MONEY MARKET FUNDS — 7.2%
285,882	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $285,882)	285,882

	Total Investments — 99.7% (Cost $3,796,563)	3,963,406

	Other Assets Less Liabilities — 0.3%	10,800

	Net Assets — 100.0%	$3,974,206

*	Non-income producing security
ADR	American Depositary Receipts
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Small Cap FundTM
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

How did the Fund perform?

For the six-month period ending April 30, 2008, the FBR Pegasus Small Cap FundTM returned -9.69%. This compares to the Russell 2000 Index and the Morningstar Small Blend Category Average which returned -12.92% and -13.03% for the same period respectively.

What factors contributed to the Fund’s performance?

Performance of the Fund was aided by a combination of sector weightings as well as individual stock investments. In particular, the Fund’s overweight position and selection of holdings in the materials industry helped relative performance in comparison to the Russell 2000. Positions in Cleveland Cliffs (up 32%), Texas Industries (up 29%) and Schnitzer Steel (up 24%), companies that supply steel and cement to various end market users, benefited from increased pricing power driven by strong global demand. Additionally, the Fund benefited from being underweight in the consumer discretionary sector as the continued pressure of rising inflation and higher energy costs fuel economic uncertainty. The Fund’s underweight position in the robust energy sector relative to its benchmark detracted from its overall performance.

What is the outlook for the Fund and the small cap sector?

We continue to believe that the long-term outlook for small-cap companies remains strong despite relative lower returns over the most recent periods. Other asset classes have outperformed small-caps as there has generally been a flight to the perceived safety, quality and stability found in mid- to large-cap companies. However, even in the current uncertain environment, we believe that there are always opportunities to uncover attractive investment opportunities in the small-cap segment of the market. The investment approach utilized by the Fund attempts to consistently identify small-cap companies with strong balance sheets, high levels of free cash flow and better than average returns on owner’s capital that are able to be purchased at reasonable valuations. We believe the combination of these characteristics serves as the front line of defense in difficult environments which leads to attractive risk-adjusted returns over the long-run.

As always, careful stock selection is critical, and we believe that our disciplined investment process will provide us with many opportunities to buy a wide range of outstanding small-cap businesses trading at attractive valuations.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Small Cap FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized
			Since
	One Year		Inception(5)

FBR Pegasus Small Cap FundTM(1)(2)	(0.07%	)	5.99%
Russell 2000 Index(1)(3)	(10.96%	)	(7.18%	)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 28, 2007 (commencement of investment operations) through April 30, 2008.

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio Summary
April 30, 2008 (unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Industrials	21.3%
Information Technology	16.8%
Financials	16.0%
Energy	12.4%
Consumer Discretionary	10.9%
Health Care	6.6%
Money Market Funds	6.3%
Materials	4.0%
Utilities	3.0%
Consumer Staples	1.4%
Telecommunication Services	1.3%

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 94.3%
	Consumer Discretionary — 10.9%
1,650	Aeropostale, Inc.*	$52,454
1,775	Dick’s Sporting Goods, Inc.*	50,765
2,700	Gentex Corp.	50,436
2,250	Interactive Data Corp.	60,705
600	Morningstar, Inc.*	34,788
35	NVR, Inc.*	21,473
2,700	SKECHERS U.S.A., Inc., Class A*	63,854
950	The Buckle, Inc.	46,151
1,075	The Gymboree Corp.*	46,462
900	The Men’s Wearhouse, Inc.	23,967
1,750	Wolverine World Wide, Inc.	50,295

		501,350

	Consumer Staples — 1.4%
1,700	Alberto-Culver Co.	42,789
500	Longs Drug Stores Corp.	20,030

		62,819

	Energy — 12.4%
400	Alpha Natural Resources, Inc.*	19,460
700	ATP Oil & Gas Corp.*	20,118
375	Core Laboratories N.V.*	46,980
1,350	Dril-Quip, Inc.*	77,166
875	Foundation Coal Holdings, Inc.	52,483
6,000	Grey Wolf, Inc.*	37,620
725	Holly Corp.	30,073
1,000	Parallel Petroleum Corp.*	21,190
1,050	Penn Virginia Corp.	55,125
2,100	Rosetta Resources, Inc.*	45,759
1,800	St. Mary Land & Exploration Co.	78,696
1,200	Superior Energy Services, Inc.*	53,256
500	Tidewater, Inc.	32,610

		570,536

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Financials — 16.1%
1,940	Astoria Financial Corp.	$45,978
1,800	Cohen & Steers, Inc.	50,256
1,800	Colonial Properties Trust	43,614
800	eHealth, Inc.*	21,640
200	Essex Property Trust, Inc.	23,800
200	First Citizens BancShares, Inc., Class A	28,154
950	GAMCO Investors, Inc., Class A	43,710
1,850	Hatteras Financial Corp.*	46,768
500	Investment Technology Group, Inc.*	24,130
2,025	National Health Investors, Inc.	61,945
1,450	optionsXpress Holdings, Inc.	31,132
600	Piper Jaffray Companies*	22,356
3,750	Raymond James Financial, Inc.	107,887
3,350	Waddell & Reed Financial, Inc., Class A	113,430
3,050	Washington Federal, Inc.	72,621

		737,421

	Health Care — 6.7%
300	Dionex Corp.*	23,466
1,720	IDEXX Laboratories, Inc.*	91,504
1,375	Techne Corp.*	99,715
610	Varian, Inc.*	31,067
1,200	VCA Antech, Inc.*	38,844
500	WellCare Health Plans, Inc.*	21,890

		306,486

	Industrials — 21.5%
1,000	Acuity Brands, Inc.	47,840
1,000	American Woodmark Corp.	18,870
1,350	Carlisle Companies, Inc.	38,988
1,700	Ceradyne, Inc.*	66,232
2,000	Copart, Inc.*	81,740
1,300	Genesee & Wyoming, Inc., Class A*	46,384
2,380	Graco, Inc.	98,556
2,750	Knight Transportation, Inc.	46,723

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrials — 21.5% (continued)
600	Lincoln Electric Holdings, Inc.	$45,780
1,400	Mueller Industries, Inc.	45,318
775	Nordson Corp.	45,748
1,800	Ritchie Bros Auctioneers, Inc.	44,910
4,950	Rollins, Inc.	78,854
1,600	Simpson Manufacturing Company, Inc.	42,224
700	The Middleby Corp.*	43,925
1,950	Watson Wyatt Worldwide, Inc., Class A	114,308
2,200	Woodward Governor Co.	77,286

		983,686

	Information Technology — 16.9%
600	ANSYS, Inc.*	24,138
1,600	FactSet Research Systems, Inc.	96,048
1,250	Fair Isaac Corp.	30,963
1,600	FLIR Systems, Inc.*	54,928
4,150	Informatica Corp.*	66,234
1,600	j2 Global Communications, Inc.*	34,240
2,800	Jack Henry & Associates, Inc.	73,584
2,550	MICROS Systems, Inc.*	90,908
500	MicroStrategy, Inc., Class A*	44,365
2,600	Parametric Technology Corp.*	45,318
1,025	SPSS, Inc.*	43,296
3,350	Sybase, Inc.*	98,556
3,040	TIBCO Software, Inc.*	23,317
1,550	Wright Express Corp.*	51,150

		777,045

	Materials — 4.0%
625	Century Aluminum Co.*	43,306
300	Compass Minerals International, Inc.	18,900
2,000	H.B. Fuller Co.	46,160
500	Schnitzer Steel Industries, Inc., Class A	44,000
1,500	The Valspar Corp.	32,970

		185,336

The FBR Funds

FBR Pegasus Small Cap FundTM
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Telecommunication Services — 1.4%
900	Telemig Celular Participacoes S.A. ADR	$62,109

	Utilities — 3.0%
1,000	AGL Resources, Inc.	34,000
500	ITC Holdings Corp.	27,890
2,000	Vectren Corp.	56,560
900	Westar Energy, Inc.	20,871

		139,321

	Total Common Stocks (Cost $4,057,474)	4,326,109

	MONEY MARKET FUNDS — 6.4%
293,039	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $293,039)	293,039

	Total Investments — 100.7% (Cost $4,350,513)	4,619,148

	Liabilities Less Other Assets — (0.7%)	(30,371)

	Net Assets — 100.0%	$4,588,777

*	Non-income producing security
ADR	American Depositary Receipts
Note:
For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
(Formerly known as the FBR Small Cap Technology Fund)
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

How did the Fund perform?

For the six-month period ending April 30, 2008, the FBR Pegasus Small Cap Growth FundTM returned -16.27%. This compares to the NASDAQ Composite Index, Russell 2500 Technology Index and the Morningstar Specialty-Technology Category Average which returned -15.27%, -18.24% and -16.47% for the same period respectively.

What factors contributed to the Fund’s performance?

The technology sector, in general, underperformed the broader market during the reporting period and the Fund performed in-line with its most comparable indices. Historically, investor returns in the technology sector have exhibited higher levels of volatility than those generated by investments in the broader market. This period was no different especially as investors sought the perceived safety of high quality, more established companies. Companies that missed earnings expectations and poorly executed their business plan were severely punished. The Fund managed to avoid many of these situations by focusing investments in companies with little to no debt, better than average operating margins and high levels of free cash flow. Conservatively capitalized companies can better weather disruptions in revenues because they have the necessary reserves available to manage through these difficult periods.

What is the outlook for the Fund and the small cap technology sector?

Effective May 1, 2008, the Fund changed its name to FBR Pegasus Small Cap Growth FundTM. Going forward, the Fund’s benchmark will be the Russell 2000 Growth Index and will no longer focus investments solely in the technology sector. Rather, investments will be more broadly diversified across a wide variety of sectors and industries in companies that stand-up to our strict criteria for inclusion.

I believe that the long-term outlook for small-caps remains strong despite the lower returns we have experienced recently. Other asset classes have outperformed as there has generally been a flight to perceived safety and quality found in mid- to large-cap companies. However, even in this uncertain economic environment, we believe there are always opportunities to uncover attractive investments in the small-cap segment of the market. The investment approach utilized by the Fund attempts to consistently identify those companies with strong balance sheets, high levels of free cash flow, and reasonable valuations that have a chance to grow at an above average secular growth rate over a longer period of time.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Since
	One Year		Inception(5)

FBR Pegasus Small Cap Growth FundTM(1)(2)	(6.93%	)	4.10%
Russell 2000 Growth Index(1)(3)	(6.71%	)	4.59%
NASDAQ Composite Index(1)(3)	(3.67%	)	3.48%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown includes fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
In April 2008, the Fund’s Board of Trustees approved the change of the primary benchmark to the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period January 20, 2004 (commencement of investment operations) through April 30, 2008.

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio Summary
April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Software and Services	43.7%
Technology Hardware and Equipment	13.1%
Semiconductors and Semiconductor Equipment	10.5%
Health Care Equipment and Services	5.8%
Money Market Funds	5.4%
Pharmaceuticals, Biotechnology and Life Sciences	4.4%
Capital Goods	4.2%
Consumer Services	3.8%
Diversified Financials	3.1%
Commercial Services and Supplies	1.8%
Utilities	1.3%
Media	1.1%
Telecommunication Services	1.1%
Insurance	0.7%

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.5%
	Capital Goods — 4.4%
3,025	JA Solar Holdings Company Ltd. ADR*	$72,630
2,400	Woodward Governor Co.	84,312

		156,942

	Commercial Services and Supplies — 1.8%
1,000	IHS, Inc., Class A*	66,050

	Consumer Services — 4.0%
400	Ctrip.com International Ltd. ADR	24,824
500	ITT Educational Services, Inc.*	38,330
300	New Oriental Education & Technology Group, Inc. ADR*	22,518
300	Strayer Education, Inc.	55,707

		141,379

	Diversified Financials — 3.3%
1,145	Investment Technology Group, Inc.*	55,258
2,900	optionsXpress Holdings, Inc.	62,263

		117,521

	Health Care Equipment and Services — 6.0%
600	Gen-Probe, Inc.*	33,816
2,000	IDEXX Laboratories, Inc.*	106,400
1,300	Meridian Bioscience, Inc.	35,009
1,300	VCA Antech, Inc.*	42,081

		217,306

	Insurance — 0.7%
900	eHealth, Inc.*	24,345

	Media — 1.2%
3,000	Global Sources Ltd.*	41,670

	Pharmaceuticals, Biotechnology and Life Sciences — 4.6%
2,080	Techne Corp.*	150,842
300	Varian, Inc.*	15,279

		166,121

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Semiconductors and Semiconductor Equipment — 10.9%
7,275	Atmel Corp.*	$27,063
1,200	Cabot Microelectronics Corp.*	40,860
1,350	Diodes, Inc.*	36,504
1,800	Fairchild Semiconductor International, Inc.*	23,472
1,700	Hittite Microwave Corp.*	67,489
2,425	International Rectifier Corp.*	55,193
1,000	Microsemi Corp.*	24,500
2,500	ON Semiconductor Corp.*	18,675
2,250	Standard Microsystems Corp.*	66,713
450	Varian Semiconductor Equipment Associates, Inc.*	16,484
1,200	Zoran Corp.*	15,792

		392,745

	Software and Services — 45.4%
6,000	Actuate Corp.*	24,420
3,000	Aladdin Knowledge Systems Ltd.*	43,650
750	ANSYS, Inc.*	30,173
4,800	Aspen Technology, Inc.*	65,952
6,100	Compuware Corp.*	45,994
1,600	Concur Technologies, Inc.*	53,024
2,000	DealerTrack Holdings, Inc.*	38,480
1,350	FactSet Research Systems, Inc.	81,041
1,250	Fair Isaac Corp.	30,963
1,000	Global Payments, Inc.	44,260
6,000	Informatica Corp.*	95,760
1,400	Interwoven, Inc.*	15,764
3,000	j2 Global Communications, Inc.*	64,200
2,800	Jack Henry & Associates, Inc.	73,584
1,500	JDA Software Group, Inc.*	28,350
3,100	Lawson Software, Inc.*	24,769
300	MercadoLibre, Inc.*	15,174
1,600	Metavante Technologies, Inc.*	37,712
3,800	MICROS Systems, Inc.*	135,469
550	MicroStrategy, Inc., Class A*	48,802
500	NetSuite, Inc.*	9,870

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Software and Services — 45.4% (continued)
2,700	Nuance Communications, Inc.*	$54,756
2,800	Parametric Technology Corp.*	48,804
3,500	Perot Systems Corp., Class A*	54,740
1,200	Progress Software Corp.*	36,276
3,000	Quest Software, Inc.*	39,960
2,500	SPSS, Inc.*	105,599
3,800	Sybase, Inc.*	111,795
600	Synchronoss Technologies, Inc.*	12,522
1,400	Syntel, Inc.	46,354
700	THQ, Inc.*	14,896
3,360	TIBCO Software, Inc.*	25,771
2,200	VASCO Data Security International, Inc.*	22,198
1,800	Wright Express Corp.*	59,400

		1,640,482

	Technology Hardware and Equipment — 13.6%
1,200	Agilysys, Inc.	13,152
2,300	Arris Group, Inc.*	18,630
1,400	Arrow Electronics, Inc.*	38,094
4,550	Brocade Communications Systems, Inc.*	32,578
1,565	CommScope, Inc.*	74,416
2,225	Emulex Corp.*	29,125
1,200	F5 Networks, Inc.*	27,156
6,475	Foundry Networks, Inc.*	82,427
2,800	Ingram Micro, Inc., Class A*	47,628
800	NETGEAR, Inc.*	12,968
1,000	OSI Systems, Inc.*	24,450
2,300	QLogic Corp.*	36,708
1,400	ScanSource, Inc.*	34,958
5,000	Sonus Networks, Inc.*	20,050

		492,340

	Telecommunication Services — 1.2%
2,100	Cbeyond, Inc.*	41,454

The FBR Funds

FBR Pegasus Small Cap Growth FundTM
Portfolio of Investments (continued)
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Utilities — 1.4%
1,000	Ormat Technologies, Inc.	$49,300

	Total Common Stocks (Cost $3,566,362)	3,547,655

	MONEY MARKET FUNDS — 5.7%
203,560	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $203,560)	203,560

	Total Investments — 104.2% (Cost $3,769,922)	3,751,215

	Liabilities Less Other Assets — (4.2%)	(152,530)

	Net Assets — 100.0%	$3,598,685

*	Non-income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Focus Fund
Management Overview

Investment Sub Adviser: Akre Capital Management, LLC

Portfolio Manager: Charles T. Akre, Jr.

We agree with Warren Buffet’s observation that the stock market is designed to transfer money from the active to the patient. By only swinging at fat pitches and avoiding curveballs thrown far outside the strike zone, we attempt to compound your capital at an above average rate while incurring a below average level risk. In investing, patience often means the accumulation of large cash balances as we wait to purchase “compounding machines” at valuations that provide a margin of safety.

In our last letter to you, our fellow shareholders, we suggested that in an up market the Fund’s large cash balance could hinder short-term performance. At the same time, we wrote that in our experience, it is during periods of economic and market distress that investors can create the most value. Great businesses can go from overvalued, to undervalued, to throwaway prices that could never be imagined in better times.

During much of the last several months we have seen pitches in the sweet spot we were hoping for, where individual business values have declined to very attractive levels. This is not to suggest that we know where the market is headed. But, we do recognize a fat pitch when we see it, and we have been building important positions in businesses which will likely compound our capital at well above average rates for years to come.

It is important that we comment on one of our most prolific contributors to our above average returns over the entire life of the Fund, and that is Penn National Gaming. Last year it again contributed to our positive returns with an outsized gain, as it announced in June 2007 that it had agreed to be acquired by a group of private equity investors at $67/share in cash. The transaction has been slated to close around mid June 2008. The turmoil in the credit markets during the last few months has thrown every transaction of this type into question, including the Penn transaction. In fact, Penn has been trading in the low $40 a share range for weeks on end, suggesting that the market has grave doubts about the ability of this particular transaction to close as presently structured. Without going into all of the circumstances surrounding this and other similar deals, it will suffice to say that we remain optimistic about the likelihood of the transaction closing. We have not sold, or even reduced our position in Penn.

You may recall that when the deal was originally announced, we stated quite clearly that we were of a very mixed view. After all, Penn has been one of our very best (if not the best) compounder of our capital for a decade, and accordingly we would be very disappointed to lose it. Recall that we have owned shares of Penn since our very first week in existence, January 1997. On the other hand, we also faced the prospect of receiving substantial cash from the transaction during a significant market decline. A tough call! But, either way we will do just fine, either retaining a great compounder, or being faced with a large cash inflow at just the right time in the market.

The FBR Funds

FBR Focus Fund
Management Overview (continued)

On that note, it is important to recognize that a successful deal completion will mean substantial capital gains; a good result from a successful investment! For us tax payers, the gain at the Fund level will be long term in nature, subjecting us to the lowest capital gains tax rate in the last sixty or more years!

Our performance since the last report has been below average, due primarily to the action around Penn as it declined from the low $60s to the low $40s. It is our view that one should consider carefully the short-term impact of Penn’s recent price action on our current performance, and weigh that in the context of our long-term record now firmly in its twelfth year.

When you examine the holdings in the accompanying report, you will see important increases in a few companies, and more than one new holding. These more recent capital allocations are the result of a market environment more suited to our taste. You may recall that at the time the Fund was reopened to shareholders in January 2007, my statement at the time (and often repeated) was “...over the next several years, we expected we will have an opportunity to put substantial amounts of capital to work at attractive valuations.” The market during the last several months has yielded such an opportunity, and may continue to yield exciting opportunities in the months ahead. We do not, and can not know where the market is headed, but emphasize again, that we can and do recognize great value when we see it.

The point of this discussion is to reemphasize our view that the time is at hand for us to be able to put substantial sums to work at very attractive valuations. We certainly have not seen these attractive price levels since the second half of 2002,and in some cases, not since the early 1990s.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Focus Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Russell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized	Annualized
	One Year		Five Year	Ten Year

FBR Focus Fund(1)(2)	(9.34%	)	15.57%	11.96%
Russell 2000 Index(1)(3)	(10.96%	)	13.77%	5.33%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Focus Fund
Portfolio Summary
 April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Consumer Discretionary	50.0%
Financials	16.4%
Telecommunication Services	15.6%
Energy	6.5%
Industrials	6.5%
Money Market Funds	2.5%
Consumer Staples	2.1%
Information Technology	0.4%

The FBR Funds

FBR Focus Fund
Portfolio of Investments
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.1%
	Consumer Discretionary — 50.0%
5,791,474	99 Cents Only Stores* †	$55,076,918
1,600,000	Bally Technologies, Inc.*	53,904,000
3,060,000	CarMax, Inc.*	63,495,000
2,568,614	CSK Auto Corp.* †	30,643,565
365,900	Dover Motorsports, Inc.	2,239,308
555,943	Isle of Capri Casinos, Inc.*	3,747,056
1,200,000	Lamar Advertising Co., Class A*	47,448,000
992,000	Monarch Casino & Resort, Inc.* †	13,134,080
1,721,425	O’Reilly Automotive, Inc.*	49,697,540
4,100,000	Penn National Gaming, Inc.*	175,151,999
1,621,407	Pinnacle Entertainment, Inc.*	25,164,237
1,725,000	Pool Corp.	37,656,750
600,000	Toll Brothers, Inc.*	13,584,000

		570,942,453

	Consumer Staples — 2.1%
1,700,000	Alimentation Couche-Tard, Inc., Class B	23,533,100

	Energy — 6.5%
758,033	MarkWest Energy Partners L.P.	27,061,778
423,600	Penn Virginia Corp.	22,239,000
1,300,000	Peyto Energy Trust	25,339,092

		74,639,870

	Financials — 16.0%
1,450,000	AmeriCredit Corp.*	20,242,000
80	Berkshire Hathaway, Inc., Class B*	356,560
700,000	Encore Capital Group, Inc.*	4,690,000
1,676,475	Flagstone Reinsurance Holdings Ltd.	20,503,289
881,700	HFF, Inc., Class A* †	5,545,893
381,900	Hilb Rogal and Hobbs Co.	11,048,367
604,425	Hilltop Holdings, Inc.*	6,382,728
255,400	Markel Corp.*	110,945,761
190,837	White River Capital, Inc.*	2,833,929

		182,548,527

The FBR Funds

FBR Focus Fund
Portfolio of Investments (continued)
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Industrials — 6.5%
900,000	American Woodmark Corp.†	$16,983,000
598,610	Dynamex, Inc.* †	15,043,069
1,060,000	Knight Transportation, Inc.	18,009,400
902,300	Simpson Manufacturing Company, Inc.	23,811,697

		73,847,166

	Information Technology — 0.4%
183,200	Iron Mountain, Inc.*	5,032,504

	Telecommunication Services — 15.6%
4,107,256	American Tower Corp., Class A*	178,337,056

	Total Common Stocks (Cost $754,008,987)	1,108,880,676

	PREFERRED STOCK — 0.4%
	Financials — 0.4%
200,000	ING Groep N.V., 6.125% (Cost $5,000,000)	4,190,000

	MONEY MARKET FUNDS — 2.5%
28,127,267	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $28,127,267)	28,127,267

	Total Investments — 100.0% (Cost $787,136,254)	1,141,197,943

	Liabilities Less Other Assets — N.M.	(180,560)

	Net Assets — 100.0%	$1,141,017,383

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
N.M.	Not meaningful
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform?

For the six months ended April 30, 2008, the FBR Large Cap Financial Fund returned -7.61%. This compares to the S&P 500 Index and the Morningstar Specialty-Financial Category Average, which returned -9.64% and -16.78% for the same period respectively.

What factors contributed to the Fund’s performance?

The Fund performed better than the related index and peers during the reporting period. Holding higher than average cash balances, avoiding companies with weak balance sheets and those engaged in aggressive underwriting practices, were tactics that positively contributed to the Fund’s outperformance.

The Fund continued to focus investments in traditional commercial banks, especially those that maintained adequate levels of capital and conservative and diversified lending patterns. Companies like Comerica (CMA), Keycorp (KEY), Wells Fargo (WFC) and Unionbancal (UB) are just a few examples of portfolio holdings that exhibit these defensive characteristics mentioned above which helped performance during the period.

What is the outlook for the Fund and the financial services sector?

Operating conditions in the industry deteriorated during the period. The primary driver was the slowing housing market, which negatively impacted credit trends. Most companies are experiencing an increase in mortgage delinquencies as more of their portfolio loans stop making payments and possibly enter foreclosure, which is a drag on earnings. These negative credit trends have also impacted many of the complex securities you may have been hearing about in the media and financial press. These so called complex securities are nothing more than a bundle of loans that are going delinquent and/or entering foreclosure.

Adding to the reversal in credit was the increasing use of leverage and short-term funding to purchase these loan assets over the last few years. As leverage rises and the funding becomes more short-term, the room for error decreases and the risk of loss upon reversal of favorable conditions grows.

The participants in the market have recently grown fearful that excessive leverage and declining credit will produce a flood of financial bankruptcies. This fear has added volatility to the stock prices and lowered valuations relative to the company’s earnings and book value. The most glaring example of this was the collapse of Bear Stearns in March.

I believe that credit and interest rate trends are the two primary factors that drive earnings in the financial space. Over the last year, interest rate changes have been favorable (moving down), but the positive effects have been overwhelmed by deteriorating credit conditions and, in many cases, the excessive leverage that has been well-reported by the popular press.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview (continued)

Bad credit conditions do a number of unfortunate things to earnings. First, the loan defaults and interest payments are no longer earned. Second, the company must spend time and money trying to get the customer to make payments again. If these attempts fail, more time and even more money is spent executing the foreclosure process. Third, once the bank takes possession of the house, it has to arrange to pay taxes, insurance, heating and electric bills and other sundry costs, as well as mow the lawn and rake the leaves. Finally, the bank has to employ a broker to sell the house who will need to be paid. All these expenses quickly add-up and eat away at profitability.

While bad credit conditions are increasing the costs, they are also adversely impacting management’s outlook. The industry’s response to these rising costs has been to tighten lending standards and make fewer loans. We are seeing signs of credit tightening all around us, which has the effect of making things worse in the short-run. When credit is made less available after being overly abundant (as in the last three years), the industry and possibly the overall economy will suffer in the near-term.

While the short-run will be difficult, a long-term opportunity in the financial sector is developing. With all the bad news concerning credit, liquidity, leverage and reported losses come the seeds of a recovery. Managements are, as you read this, proactively working to correct the mistakes of the last few years and watering the seeds of better credit, liquidity and earnings for the future. The only open question is what the timing will be.

My goal is to position the Fund to take advantage of this turn in credit, liquidity and profitability over the long-run, while maintaining our conservative approach to protect against the possibility of further downside volatility.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. S&P 500 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized	Annualized
	One Year		Five Year	Ten Year

FBR Large Cap Financial Fund(1)(2)	(16.93%	)	6.90%	4.28%
S&P 500 Index(1)(3)	(4.68%	)	10.60%	3.89%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
 April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Money Market Funds	27.3%
Commercial Banks	21.3%
Thrifts and Mortgage Finance	11.1%
Diversified Financial Services	10.6%
Insurance	10.5%
Capital Markets	8.5%
IT Services	5.6%
Real Estate Investment Trusts	2.7%
Household Durables	1.9%
Consumer Finance	0.5%

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 75.7%
	Capital Markets — 8.8%
1,500	Ameriprise Financial, Inc.	$71,235
5,000	Lehman Brothers Holdings, Inc.	221,200
2,000	Merrill Lynch & Company, Inc.	99,660
3,000	Morgan Stanley	145,800
4,000	State Street Corp.	288,560
7,000	The Bank of New York Mellon Corp.	304,710
700	The Goldman Sachs Group, Inc.	133,959

		1,265,124

	Commercial Banks — 22.3%
500	BB&T Corp.	17,145
8,000	Comerica, Inc.	277,840
5,000	Fifth Third Bancorp	107,150
13,500	KeyCorp	325,755
1,500	M&T Bank Corp.	139,845
8,000	Marshall & Ilsley Corp.	199,840
45,000	National City Corp.	283,500
5,500	SunTrust Banks, Inc.	306,625
20,000	Synovus Financial Corp.	236,800
4,000	U.S. Bancorp	135,560
7,500	UnionBanCal Corp.	393,825
14,000	Wachovia Corp.	408,100
3,000	Wells Fargo & Co.	89,250
5,500	Zions Bancorp	254,925

		3,176,160

	Consumer Finance — 0.5%
4,000	Discover Financial Services	72,840

	Diversified Financial Services — 11.0%
8,500	Bank of America Corp.	319,090
26,000	CIT Group, Inc.	283,140
5,000	Citigroup, Inc.	126,350

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Diversified Financial Services — 11.0% (continued)
10,000	Interactive Brokers Group, Inc., Class A*	$315,700
8,500	JPMorgan Chase & Co.	405,025
2,000	NYSE Euronext, Inc.	132,200

		1,581,505

	Household Durables — 2.0%
5,000	D.R. Horton, Inc.	77,450
16,000	Pulte Homes, Inc.	208,640

		286,090

	Insurance — 10.9%
2,500	ACE Ltd.	150,725
8,500	American International Group, Inc.	392,700
6,000	Fidelity National Financial, Inc., Class A	95,940
2,500	Loews Corp.	105,275
1,000	MetLife, Inc.	60,850
3,000	Safeco Corp.	200,220
4,000	The Chubb Corp.	211,880
2,000	The Hartford Financial Services Group, Inc.	142,540
4,000	The Travelers Companies, Inc.	201,600

		1,561,730

	IT Services — 5.8%
1,200	MasterCard, Inc., Class A	333,792
6,000	Visa, Inc., Class A*	500,700

		834,492

	Real Estate Investment Trusts — 2.8%
24,000	Annaly Capital Management, Inc.	402,240

	Thrifts and Mortgage Finance — 11.6%
13,000	Astoria Financial Corp.	308,100
9,500	Fannie Mae (Federal National Mortgage)	268,850
10,500	Freddie Mac (Federal Home Loan)	261,555
13,000	Hudson City Bancorp, Inc.	248,690
10,000	People’s United Financial, Inc.	169,700

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Thrifts and Mortgage Finance — 11.6% (continued)
28,000	Sovereign Bancorp, Inc.	$209,160
15,000	Washington Mutual, Inc.	184,350

		1,650,405

	Total Common Stocks (Cost $10,476,117)	10,830,586

	MONEY MARKET FUNDS — 28.6%
4,092,950	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $4,092,950)	4,092,950

	Total Investments — 104.3% (Cost $14,569,067)	14,923,536

	Liabilities Less Other Assets — (4.3%)	(610,316)

	Net Assets — 100.0%	$14,313,220

* Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

How did the Fund perform?

For the six-month period ended April 30, 2008, the FBR Small Cap Financial Fund returned -3.70%. This compares to the Russell 2000 Index and the Morningstar Specialty-Financial Category Average which returned -12.92% and -16.78% for the same period respectively.

What factors contributed to the Fund’s performance?

The Fund performed well during the period relative to the related indices. My historical bias against companies with poor loan underwriting histories was the primary reason for the outperformance during the period. Currently, industry earnings continue to be impacted by troubles in the housing market and the stocks are, on balance, following this trend (down). However, companies that maintained their historically strict underwriting criteria, and focused on the appropriate mix of loan-type, pricing and volume levels, experienced stronger earnings which translated into better stock performance. Consequently, portfolio companies such as Hudson City (HCBK), Bank Mutual (BKMU), Danvers Bancorp (DNBK) and Bancorp Rhode Island (BARI), who have historically paid attention to loan quality, contributed positively to the Fund’s favorable relative performance during the period.

What is the outlook for the Fund and the financial services sector?

Operating conditions in the industry deteriorated during the period. Most companies are seeing rising mortgage delinquencies, which are negatively impacting earnings as these loans stop paying and possibly enter foreclosure. Loan originations have also slowed in response to these negative credit trends, and are impacting the near-term growth outlook for the sector.

Adding to the reversal in credit was the increased use of leverage and short-term funding to purchase these loan assets over the last few years. As leverage rises and the funding becomes more short-term, the room for error decreases and the risk of loss upon reversal of favorable conditions becomes significant.

I believe that credit and interest rate trends are the two primary factors that drive earnings in the financial space. Over the last year, interest rate changes have been favorable (moving lower), but have been overwhelmed by deteriorating credit conditions and, in some cases, excessive leverage.

Bad credit conditions do a number of unfortunate things to earnings. First, the loan defaults and the interest payments are no longer earned. Second, the company must spend time and money trying to get the customer to begin making payments again, and if that fails, spend even more money on lawyers taking the customer to foreclosure. Third, once

The FBR Funds

FBR Small Cap Financial Fund
Management Overview (continued)

the bank takes the house from the delinquent owner, it has to arrange to pay the taxes, insurance, mow the lawn, rake the leaves, pay for heat, electricity and other sundry costs. Finally, the bank has to employ a broker to sell the house who will need to be paid. These expenses quickly add-up and eat into profitability.

While bad credit conditions are increasing the costs, they are also adversely impacting management’s outlook. The industry’s response to these rising costs has been to tighten lending standards and make fewer loans to keep from adding additional bad credits. We are seeing signs of credit tightening all around us, which has the effect of making things worse in the short-run. When credit is made less available after being overly abundant (as in the last three years) the industry and possibly the overall economy will suffer in the near-term.

While the short-run will be difficult, a long-term opportunity in the small-cap financial sector is developing. With all the bad news concerning credit comes the seeds of a recovery in credit and earnings. Managements are, as you read this, correcting the mistakes of the last few years and watering the seeds of better profit trends in the future. The only open question is what the timing will be.

My goal is to position the Fund to take advantage of this profit improvement over the long-run, while protecting against possible further downside volatility through the near-term.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Rssell 2000 Index(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
			Annualized	Annualized
	One Year		Five Year	Ten Year

FBR Small Cap Financial Fund(1)(2)	(16.62%	)	5.46%	7.43%
Russell 2000 Index(1)(3)	(10.96%	)	13.77%	5.33%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The performance of the index includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
 April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Thrifts and Mortgage Finance	45.6%
Money Market Funds	34.1%
Real Estate Investment Trusts	13.1%
Commerical Banks	6.7%
Household Durables	0.5%

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 67.8%
	Commercial Banks — 6.9%
52,374	Bancorp Rhode Island, Inc.	$1,755,052
90,737	Cape Bancorp, Inc.*	908,277
20,000	Cathay General Bancorp	341,000
95,000	East West Bancorp, Inc.	1,352,800
10,000	First Community Bancorp	214,900
40,000	First Horizon National Corp.	432,000
1,400	Hampden Bancorp, Inc.	15,330
75,000	Investors Bancorp, Inc.*	1,100,250
74,372	Pacific Premier Bancorp, Inc.*	561,509
9,889	Patriot National Bancorp, Inc.	143,391
14,392	Southern First Bancshares, Inc.*	208,540
40,000	Sterling Financial Corp.	488,400
47,904	Taylor Capital Group, Inc.	714,728
100,000	The South Financial Group, Inc.	604,000
20,000	UCBH Holdings, Inc.	145,600
35,000	Webster Financial Corp.	911,750

		9,897,527

	Household Durables — 0.5%
40,000	Lennar Corp., Class A	736,800

	Real Estate Investment Trusts — 13.5%
310,750	Annaly Mortgage Management, Inc.	5,208,170
485,850	Anworth Mortgage Asset Corp.	3,245,478
223,850	Capstead Mortgage Corp.	2,887,665
310,000	Chimera Investment Corp.	4,299,700
10,000	Hatteras Financial Corp.*	252,800
494,250	MFA Mortgage Investments, Inc.	3,454,808
50,000	New York Mortgage Trust, Inc.	120,000

		19,468,621

	Thrifts and Mortgage Finance — 46.9%
75,710	Abington Bancorp, Inc.	791,926
235,000	Astoria Financial Corp.	5,569,500
359,895	Bank Mutual Corp.	4,027,225
10,000	BankAtlantic Bancorp, Inc., Class A	30,800

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
 April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Thrifts and Mortgage Finance — 46.9% (continued)
70,863	BankUnited Financial Corp., Class A	$278,492
77,000	Capitol Federal Financial	2,979,900
141,402	Danvers Bancorp, Inc.*	1,578,046
90,000	Downey Financial Corp.	1,272,600
90,700	FirstFed Financial Corp.*	1,385,896
30,000	Franklin Bank Corp.*	46,500
20,000	Guaranty Financial Group, Inc.*	153,000
33,000	Harrington West Financial Group, Inc.	255,750
101,700	Hingham Institution for Savings	3,059,136
29,041	HMN Financial, Inc.	646,162
969,156	Hudson City Bancorp, Inc.	18,539,954
30,000	NewAlliance Bancshares, Inc.	403,800
29,650	OceanFirst Financial Corp.	558,310
4,752	Oritani Financial Corp.*	72,088
193,944	Parkvale Financial Corp.	5,042,544
202,525	People’s United Financial, Inc.	3,436,849
55,500	PFF Bancorp, Inc.	209,790
47,151	TF Financial Corp.	1,176,182
75,000	United Community Financial Corp.	615,750
511,734	Washington Federal, Inc.	12,184,387
62,629	WSFS Financial Corp.	3,182,179

		67,496,766

	Total Common Stocks (Cost $86,995,124)	97,599,714

	MONEY MARKET FUNDS — 35.1%
50,494,324	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $50,494,324)	50,494,324

	Total Investments — 102.9% (Cost $137,489,448)	148,094,038

	Liabilities Less Other Assets — (2.9%)	(4,125,165)

	Net Assets — 100.0%	$143,968,873

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Technology Fund (Formerly known as the FBR Large Cap Technology Fund)
Management Overview

Portfolio Managers: David Ellison and Winsor Aylesworth

How did the Fund perform?

For the six-month period ended April 30, 2008, the FBR Large Cap Technology Fund returned -12.95%. This compares to the NASDAQ Composite Index and the Morningstar Specialty-Technology Category Average which returned -15.27% and -16.47% for the same period respectively.

What factors contributed to the Fund’s performance?

For the most recent six-month period, the Fund outperformed many of its peers and several appropriate benchmarks. The period was characterized by a general market sell-off led by the financial services sector. Technology companies were not immune with most stocks getting re-priced lower over the period. We have always maintained that your Fund was conservatively positioned to weather such a period. Its emphasis on low-leveraged, profitable companies purchased at reasonable prices served us well during the period. Although negative returns are never appreciated, “losing less” should provide the necessary confidence and comfort in the Fund’s investment process.

What is the outlook for the Fund and the technology sector?

The “credit crisis” and higher energy prices and their impact on the overall economy are the big question marks hanging over the immediate future. As the financial sector deals with its problems there could be overflow into other sectors including technology. With less credit available for not only individuals but corporations, expansions could be constrained and demand for products could be reduced. This economic contraction, if severe, could put us in a period of lower corporate earnings and increase the prospect for lower stock prices.

Amongst all this uncertainty, technology companies continue to develop new products and create demand. Apple continues to be in the sweet spot of retail product demand and Research in Motion, with its popular Blackberry, is similarly positioned in the corporate world. Solar and wind power companies continue to grow to meet record demand as the world struggles with “Global Warming”. These themes all play a major part of the Fund’s portfolio.

The FBR Funds

FBR Technology Fund
Management Overview (continued)

We continue to believe that the companies best suited to benefit from these trends will be the larger ones with a capital structure that will allow them to spend on research or acquisitions and that have a history of profitability and growth. It is these types of companies that form the mantra for your Fund’s investment philosophy.

As fellow shareholders, we are looking forward to the future.

The opinions expressed in this commentary reflect those of the Portfolio Managers as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008(4)
				Annualized
			Annualized	Since
	One Year		Five Year	Inception(5)

FBR Technology Fund(1)(2)	(5.29%	)	12.54%	6.61%
S&P 500 Index(1)(3)	(4.68%	)	10.60%	5.32%
NASDAQ Composite Index(1)(3)	(3.67%	)	11.24%	4.46%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.
(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through April 30, 2008.

The FBR Funds

FBR Technology Fund
Portfolio Summary
April 30, 2008 (unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Money Market Funds	33.8%
Technology, Hardware and Equipment	16.2%
Pharmaceuticals, Biotechnology and Life Sciences	11.9%
Capital Goods	11.3%
Software and Services	9.8%
Health Care Equipment and Services	5.5%
Semiconductors and Semiconductor Equipment	4.2%
Telecommunication Services	2.6%
Consumer Durables and Apparel	2.1%
Retailing	1.1%
Automobiles and Components	1.0%
Media	0.5%

The FBR Funds

FBR Technology Fund
Portfolio of Investments
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 66.8%
	Automobiles and Components — 1.0%
800	BorgWarner, Inc.	$39,320
4,600	Johnson Controls, Inc.	162,196

		201,516

	Capital Goods — 11.4%
5,000	3M Co.	384,499
14,700	ABB Ltd. ADR	450,848
3,350	Cummins, Inc.	209,878
450	First Solar, Inc.*	131,396
2,700	General Dynamics Corp.	244,134
850	Goodrich Corp.	57,928
7,000	Koninklijke Philips Electronics N.V. NYS	262,920
1,950	Pall Corp.	67,802
900	Precision Castparts Corp.	105,804
1,050	Rockwell Collins, Inc.	66,266
825	SunPower Corp., Class A*	71,998
1,455	Suntech Power Holdings Company Ltd. ADR*	65,082
3,900	Vestas Wind Systems A/S ADR*	141,971

		2,260,526

	Consumer Durables and Apparel — 2.1%
3,000	Garmin Ltd.	122,700
6,500	Sony Corp. ADR	297,635

		420,335

	Health Care Equipment and Services — 5.6%
4,400	Baxter International, Inc.	274,208
1,750	Becton, Dickinson and Co.	156,450
4,000	Cerner Corp.*	185,080
1,035	DENTSPLY International, Inc.	40,230
600	Intuitive Surgical, Inc.*	173,556
2,450	Kinetic Concepts, Inc.*	97,167
2,750	Stryker Corp.	178,283

		1,104,974

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Media — 0.5%
3,100	DISH Network Corp., Class A*	$92,504

	Pharmaceuticals, Biotechnology and Life Sciences — 12.0%
1,900	Biogen Idec, Inc.*	115,311
2,700	Celgene Corp.*	167,778
750	Covance, Inc.*	62,843
5,600	Forest Laboratories, Inc.*	194,376
6,300	Genentech, Inc.*	429,660
1,860	Genzyme Corp.*	130,851
13,800	Merck & Company, Inc.	524,951
8,705	Novartis AG ADR	438,123
900	Pharmaceutical Product Development, Inc.	37,278
14,600	Schering-Plough Corp.	268,786

		2,369,957

	Retailing — 1.1%
2,750	Amazon.com, Inc.*	216,233

	Semiconductors and Semiconductor Equipment — 4.2%
1,800	Cypress Semiconductor Corp.*	50,616
18,000	Intel Corp.	400,680
4,000	Marvell Technology Group Ltd.*	51,800
3,000	MEMC Electronic Materials*	188,910
6,825	NVIDIA Corp.*	140,254

		832,260

	Software and Services — 9.9%
1,950	Akamai Technologies, Inc.*	69,752
1,400	Amdocs Ltd.*	43,932
190	Baidu.com, Inc. ADR*	69,464
1,300	Citrix Systems, Inc.*	42,575
1,950	Cognizant Technology Solutions Corp., Class A*	62,888
757	Dassault Systemes S.A. ADR	47,456
9,700	eBay, Inc.*	303,513
2,100	Electronic Arts, Inc.*	108,087
8,200	Electronic Data Systems Corp.	152,192

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	Software and Services — 9.9% (continued)
760	Google, Inc., Class A*	$436,459
3,750	Infosys Technologies Ltd. ADR	163,838
1,200	McAfee, Inc.*	39,900
800	Salesforce.com, Inc.*	53,384
5,300	Satyam Computer Services Ltd. ADR	136,104
1,400	Total System Services, Inc.	33,320
2,800	VMware, Inc., Class A*	186,592

		1,949,456

	Technology, Hardware and Equipment — 16.3%
1,175	Amphenol Corp., Class A	54,262
2,650	Apple, Inc.*	460,967
6,600	AU Optronics Corp. ADR	128,832
7,100	Avnet, Inc.*	185,949
10,600	Corning, Inc.	283,126
2,250	Dolby Laboratories, Inc., Class A*	90,338
13,900	EMC Corp.*	214,060
27,700	Flextronics International Ltd.*	287,803
4,525	Juniper Networks, Inc.*	124,981
8,000	LG Display Company Ltd. ADR	174,160
33,800	Motorola, Inc.	336,647
3,325	Research In Motion Ltd.*	404,419
10,100	Seagate Technology	190,587
3,325	Tyco Electronics Ltd.	124,388
6,100	Western Digital Corp.*	176,839

		3,237,358

	Telecommunication Services — 2.7%
7,200	Telephone and Data Systems, Inc.	275,760
4,550	United States Cellular Corp.*	250,933

		526,693

	Total Common Stocks (Cost $12,950,314)	13,211,812

The FBR Funds

FBR Technology Fund
Portfolio of Investments (continued)
April 30, 2008 (unaudited)

		VALUE
SHARES		(NOTE 2)

	MONEY MARKET FUNDS — 34.1%
6,751,732	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $6,751,732)	$6,751,732

	Total Investments — 100.9% (Cost $19,702,046)	19,963,544

	Liabilities Less Other Assets — (0.9%)	(172,386)

	Net Assets — 100.0%	$19,791,158

*	Non-income producing
ADR	American Depositary Receipts
NYS	New York Shares

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

How did the Fund perform?

For the six months ended April 30, 2008, the FBR Gas Utility Index Fund returned -4.41%. This compares to the American Gas Association (AGA) Stock Index, S&P 500 Index and the Morningstar Specialty-Utilities Category Average which returned -3.47%, -9.64% and -5.78% for the same period respectively.

What factors contributed to the Fund’s performance?

Your Fund slightly underperformed as compared against its underlying index, the AGA Stock Index as adjusted for Fund expenses, and beat the S&P 500 for the six-month period ended April 30, 2008. In a change from recent periods, the Fund outperformed in relation to other utility funds. Due to the index nature of the Fund, short-term under and over performance is often associated with the timing of purchases and withdrawals of the Fund and Fund’s subsequent cash positions. Investors are reminded that the performance of the Fund against other utility investments is a result of the emphasis on natural gas oriented utilities. The Fund’s lack of non-gas related utility investments such as water, communication and telephone utilities and non-gas oriented power generators served it well as these securities more fully participated in the period’s market downturn. The objective of the Fund is to track its underlying index, how the index performs against other measures is not a concern.

The major macro issues of weather and economy, which heavily influence the utility sector, sent mixed signals to investors. The winter heating season was near normal in most parts of the country while the economy was impacted by higher fuel prices and the credit crisis. Natural gas supplies appear to be in equilibrium as we head into the summer cooling season. The Federal Reserve lowered interest rates in a response to the weaker economy which helped make utility stocks dividend yields more attractive.

What is the outlook for the Fund and the utility sector?

The immediate outlook is contingent on the economy and the weather as one would expect. How the economy reacts to the current increase in energy prices, including natural gas, as well as how severe the Hurricane season will be are major unknown factors that will heavily influence the Fund’s near-term performance.

The wholesale price of natural gas has tracked the rapid rise in oil prices with roughly a 30% increase in price over the last year. If this increase continues or remains at current levels, the economy will need to adjust to this increase. Offsetting the impact of decreasing demand caused by price increases is the environmental desirability of gas as a clean fuel of choice for energy production. Right now, supplies appear to be in balance with U.S. demand and since we control our own supplies, we are not subject to foreign supply issues. Disruption in U.S. supplies due to hurricanes or an exceedingly hot summer could result in increased usage and cause negative short-term performance.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

Besides the typical natural gas fueled electric utility or distributor, the Fund owns companies that deal in other facets of the natural gas industry. Moving the gas around the country to meet the demand is the job of the various pipeline companies the Fund owns. We also own several companies that derive revenue from the storage of natural gas. Storage becomes increasingly important in balancing the supply demand issues that come with the different seasons. Finally we also own one of the few companies that develop and own liquefied natural gas (LNG) facilities. Today, imported LNG comprises about 5% of the natural gas supply chain. It is expected to grow over time as demand increases and will become more important in the overall U.S. energy picture.

We believe that this well diversified portfolio participates in an industry segment that should, over the long-term, do well under most scenarios looking forward. The future for natural gas and the Fund’s holdings remain strong and as a fellow shareholder, I feel confident about the future.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)
(unaudited)

Total Returns—For the Periods Ended April 30, 2008 (4)(5)
			Annualized	Annualized
	One Year		Five Year	Ten Year

FBR Gas Utility Index Fund (1)(2)	1.89%		17.42%	8.70%
S&P 500 Index (1)(3)	(4.68%	)	10.60%	3.89%
AGA Stock Index(1)(3)	1.93%		17.83%	9.41%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
     The performance data quoted represents past performance and the current performance may be lower or higher than the performance data quoted. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance data does not reflect the deduction of redemption fees and if reflected, the redemption fee would reduce the performance data quoted. To obtain performance data current to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The AGA Stock Index is a market capitalization weighted index, adjusted monthly, consisting of member companies of the American Gas Association.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

Industry Sector	% of Total Investments

Multi-Utilities	35.7%
Gas Utilities	27.2%
Oil, Gas and Consumable Fuels	25.3%
Electric Utilities	9.3%
Money Market Funds	1.7%
Independent Power Producers and Energy Traders	0.8%

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.3%
	Electric Utilities — 9.3%
900	ALLETE, Inc.	$37,593
92,537	Duke Energy Corp.	1,694,352
199,840	E.ON AG ADR	13,572,513
1,200	Entergy Corp.	137,832
76,225	Exelon Corp.	6,515,713
8,678	MGE Energy, Inc.	301,908
26,700	Northeast Utilities	702,744
13,666	Pepco Holdings, Inc.	340,420
16,350	PPL Corp.	785,127
16,825	Sierra Pacific Resources	229,325
6,900	The Empire District Electric Co.	143,727
5,005	UniSource Energy Corp.	156,356

		24,617,610

	Gas Utilities — 27.2%
127,150	AGL Resources, Inc.	4,323,100
188,150	Atmos Energy Corp.	5,207,992
12,065	Chesapeake Utilities Corp.	358,813
1,825	Corning Natural Gas Corp.*	29,656
7,157	Delta Natural Gas Company, Inc.	178,710
56,625	Energen Corp.	3,864,090
6,690	Energy West, Inc.*	57,534
18,039	EnergySouth, Inc.	975,008
118,550	Equitable Resources, Inc.	7,868,164
112,200	National Fuel Gas Co.	5,742,396
62,150	New Jersey Resources Corp.	1,979,478
94,250	Nicor, Inc.	3,310,060
59,500	Northwest Natural Gas Co.	2,669,765
109,600	ONEOK, Inc.	5,273,952
160,900	Piedmont Natural Gas Company, Inc.	4,230,061
156,200	Questar Corp.	9,689,086
4,943	RGC Resources, Inc.	137,465
47,610	South Jersey Industries, Inc.	1,738,241
202,057	Southern Union Co.	5,176,700

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Gas Utilities — 27.2% (continued)
93,100	Southwest Gas Corp.	$2,687,797
41,650	The Laclede Group, Inc.	1,575,203
71,025	UGI Corp.	1,846,650
98,900	WGL Holdings, Inc.	3,243,920

		72,163,841

	Independent Power Producers and Energy Traders — 0.7%
22,450	Constellation Energy Group, Inc.	1,900,393

	Multi-Utilities — 35.8%
26,975	Alliant Energy Corp.	1,016,148
29,125	Ameren Corp.	1,321,110
167,050	Aquila, Inc.*	601,380
22,375	Avista Corp.	459,359
1,475	Black Hills Corp.	57,540
268,700	CenterPoint Energy, Inc.	4,089,614
7,200	CH Energy Group, Inc.	254,592
129,750	CMS Energy Corp.	1,891,755
97,675	Consolidated Edison, Inc.	4,063,280
221,400	Dominion Resources, Inc.	9,606,546
48,325	DTE Energy Co.	1,947,981
126,509	Energy East Corp.	2,884,405
34,671	Integrys Energy Group, Inc.	1,660,394
92,900	MDU Resources Group, Inc.	2,682,023
186,776	National Grid PLC ADR	13,214,402
354,250	NiSource, Inc.	6,341,075
28,916	NorthWestern Corp.	717,695
24,775	NSTAR	798,003
213,125	PG&E Corp.	8,525,000
19,725	PNM Resources, Inc.	285,815
239,400	Public Service Enterprise Group, Inc.	10,512,054
78,100	Puget Energy, Inc.	2,125,101
230,700	Sempra Energy	13,073,769
53,975	TECO Energy, Inc.	864,140
73,405	Vectren Corp.	2,075,893

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
April 30, 2008
(unaudited)

		VALUE
SHARES		(NOTE 2)

	Multi-Utilities — 35.8% (continued)
30,825	Wisconsin Energy Corp.	$1,462,955
103,350	Xcel Energy, Inc.	2,149,680

		94,681,709

	Oil, Gas and Consumable Fuels — 25.3%
76,500	Cheniere Energy, Inc.*	745,110
734,800	El Paso Corp.	12,594,472
312,460	Enbridge, Inc.	12,867,103
67,200	Southwestern Energy Co.*	2,843,232
522,368	Spectra Energy Corp.	12,902,490
333,800	The Williams Companies, Inc.	11,849,900
361,750	TransCanada Corp.	13,290,694

		67,093,001

	Total Common Stocks (Cost $125,195,772)	260,456,554

	MONEY MARKET FUNDS — 1.7%
4,569,847	JPMorgan 100% U.S. Treasury Securities Money Market Fund (Cost $4,569,847)	4,569,847

	Total Investments — 100.0% (Cost $129,765,619)	265,026,401

	Liabilities Less Other Assets — N.M.	(92,758)

	Net Assets — 100.0%	$264,933,643

*	Non-income producing security
ADR	American Depositary Receipts
N.M.	Not meaningful

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors
Management Overview

Portfolio Manager: William Barlow Sanders, III

How did the Fund perform?

For the six-month period ended April 30, 2008, the FBR Fund for Government Investors (FGI) returned 1.59%.

What factors contributed to the Fund’s performance?

The continued weakness of the housing market, sub-prime mortgage issues and massive deleveraging of banks’ balance sheets are inflicting damage on our economy with ripple effects being felt far and wide. The Federal Open Market Committee (the “Fed”) continues to prime the liquidity pump, but faced with surging commodity inflation, has its hands tied as far as taking its target rate much lower. In fact, many now assume that this easing campaign is over and the Fed’s next moves will be tighter monetary policies to counter inflation. In an effort to bolster the sagging economy, in the six-month period ended April 30, 2008, the Fed dropped its target rate from 4.50% to 2.00%. In the same time period the Fed’s risk assessment moved from “balanced” to “downside risk” to the economy. Seventy-five basis points of the rate cuts came “inter-meeting” on January 22, 2008, which tells us how quickly the economic situation had deteriorated and that the Fed felt it was behind the curve and needed to act more quickly than its usual measured pace. Also, lest we forget, the collapse and sale of investment banking house Bear Stearns in March. To avert serious economic repercussions the Fed stepped in and facilitated JP Morgan’s purchase only by guaranteeing (with taxpayer dollars) approximately $30 billion of Bear’s troubled mortgage and other asset backed securities.

As the Fed has boosted liquidity to banks and other intermediaries there has been actually less credit extended to consumers. Banks have pulled in the reins on their lending and substantially raised their lending standards. This is evidenced by banks cancelling home equity lines of credit, mortgage rates not dropping (and actually going up a bit) and credit card companies not showering every man, woman, child and pet in each house with preapproved credit card offers. Also, banks are aggressively raising capital and shoring up their balance sheets through dilutive equity offerings and the selling of distressed assets at fire sale prices.

What is the outlook for the Fund?

Technically we are not in a recession yet but may soon be. Clearly, growth has slowed substantially and the traditionally hardy U.S. consumer is starting to show signs of stress with their heavy debt loads and rising prices at the grocery store and gas pump. Consumer sentiment levels have dropped very low, not helped by the constant bombardment of negative news in the media and other reminders such as rising unemployment rates. Could the Fed cut rates even further? That is a possibility, but I think they will let the effects of the past cuts start to work their way through the economy as changes to the target rate

The FBR Funds

FBR Fund for Government Investors
Management Overview (continued)

work with a lag. Most likely the Fed is in a holding mode as they closely monitor the elevated inflation levels so they do not have to raise rates in the face of a weakening economy. Without a doubt, less credit available to a weakened consumer, the continued housing correction and significant commodity inflation all pose substantial challenges to our economy and the Fed.

The performance of the Fund remains linked to the movements of the Fed Funds target rate and regardless of what the Fed does or does not do next. The Fund will stay with our conservative investment style of owning only the highest quality and most liquid government issued and sponsored securities.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
April 30, 2008
(unaudited)

The following provides a breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

Time to Maturity	% of Total Investments

30 days or Less	53.0%
31 to 60 days	26.9%
61 to 90 days	20.1%

[1]	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
April 30, 2008
(unaudited)

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 76.2%
	Federal Home Loan Bank — 38.1%
$12,000,000	FHLB Discount Note*	2.76%	6/18/08	$11,955,840
10,000,000	FHLB Discount Note*	2.06	6/25/08	9,968,528
12,000,000	FHLB Discount Note*	2.06	7/9/08	11,952,620
12,000,000	FHLB Discount Note*	2.065	7/25/08	11,941,492

				45,818,480

	Federal National Mortgage Association — 38.1%
12,000,000	Fannie Mae Discount Note*	4.08	5/12/08	11,985,040
12,000,000	Fannie Mae Discount Note*	4.13	5/22/08	11,971,090
12,000,000	Fannie Mae Discount Note*	2.81	5/30/08	11,972,837
10,000,000	Fannie Mae Discount Note*	2.0	6/9/08	9,978,332

				45,907,299

	MONEY MARKET FUNDS — 22.3%
26,866,324	JPMorgan 100% U.S. Treasury Securities Money Market Fund
	(Cost $26,866,324)	26,866,324

	Total Investments — 98.5% (Amortized Cost $118,592,103)†	118,592,103

	Other Assets Less Liabilities — 1.5%	1,814,875

	Net Assets — 100.0%	$120,406,978

*	Interest rates for the discount notes represent the yield to maturity at the date of purchase.
†	Same cost is used for federal income tax purposes.

Weighted Average Maturity of Portfolio: 35 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
April 30, 2008
(unaudited)

		FBR
	FBR	Pegasus Mid Cap
	Pegasus FundTM	FundTM

ASSETS
Investment Securities at Cost	$8,396,596	$3,796,563

Investment Securities at Value (Note 2)	$8,671,508	$3,963,406
Receivable for Capital Shares Sold	—	1,000
Receivable for Investment Securities Sold	—	19,504
Dividends and Interest Receivable	5,340	3,252
Receivable from Adviser	293	5,139
Prepaid Expenses	9,450	10,444

Total Assets	8,686,591	4,002,745

LIABILITIES
Administration Fee Payable (Note 3)	139	63
Distribution Fees Payable (Note 3)	1,737	784
Other Accrued Expenses	30,544	27,692

Total Liabilities	32,420	28,539

NET ASSETS	$8,654,171	$3,974,206

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	761,984	365,053

Net Asset Value Per Share	$11.36	$10.89

Net Assets Consist of:
Paid-in capital	$8,276,805	$3,714,612
Accumulated net investment income (loss)	24,093	(8,537)
Accumulated net realized gain on investments	78,361	101,288
Net unrealized appreciation on investments	274,912	166,843

NET ASSETS	$8,654,171	$3,974,206

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2008
(unaudited)

	FBR	FBR
	Pegasus Small Cap	Pegasus Small Cap
	FundTM	Growth FundTM

ASSETS
Investment Securities at Cost	$4,350,513	$3,769,922

Investment Securities at Value (Note 2)	$4,619,148	$3,751,215
Receivable for Investment Securities Sold	192,107	—
Dividends and Interest Receivable	3,484	401
Receivable from Adviser	4,679	6,534
Prepaid Expenses	10,445	10,136

Total Assets	4,829,863	3,768,286

LIABILITIES
Payable for Capital Shares Redeemed	—	231
Payable for Investment Securities Purchased	212,818	139,700
Administration Fee Payable (Note 3)	74	58
Distribution Fees Payable (Note 3)	928	721
Other Accrued Expenses	27,266	28,891

Total Liabilities	241,086	169,601

NET ASSETS	$4,588,777	$3,598,685

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	430,522	328,945

Net Asset Value Per Share	$10.66	$10.94

Net Assets Consist of:
Paid-in capital	$4,455,721	$3,466,220
Accumulated net investment loss	(14,046)	(31,114)
Accumulated net realized gain (loss) on investments	(121,533)	182,286
Net unrealized appreciation (depreciation) on investments	268,635	(18,707)

NET ASSETS	$4,588,777	$3,598,685

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2008
(unaudited)

		FBR	FBR
	FBR	Large Cap	Small Cap
	Focus Fund	Financial Fund	Financial Fund

ASSETS
Investment Securities Securities at Cost:
Unaffiliated Issuers	$656,338,889	$14,569,067	$137,489,448
Affiliated Issuers	130,797,365	—	—

Total securities	$787,136,254	$14,569,067	$137,489,448

Securities at Value (Note 2):
Unaffiliated issuers	$1,004,771,418	$14,923,536	$148,094,038
Affiliated Issuers	136,426,525	—	—

Total securities	1,141,197,943	14,923,536	148,094,038
Foreign currency (Cost $516)	—	516	—
Receivable for Capital Shares Sold	603,564	158,300	283,349
Receivable for Investment Securities Sold	1,923,915	—	647,361
Dividends and Interest Receivable	182,425	13,316	233,947
Prepaid Expenses	29,289	8,835	7,200

Total Assets	1,143,937,136	15,104,503	149,265,895

LIABILITIES
Payable for Capital Shares Redeemed	1,235,992	6,960	209,081
Payable for Investment Securities Purchased	—	743,306	4,848,992
Investment Advisory Fee Payable (Note 3)	832,275	5,526	103,859
Administration Fee Payable (Note 3)	18,493	226	2,308
Distribution Fees Payable (Note 3)	231,187	2,829	28,850
Other Accrued Expenses	601,806	32,436	103,932

Total Liabilities	2,919,753	791,283	5,297,022

NET ASSETS	$1,141,017,383	$14,313,220	$143,968,873

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	22,773,290	1,060,261	9,158,408

Net Asset Value Per Share	$50.10	$13.50	$15.72

Net Assets Consist of:
Paid-in capital	$762,907,347	$15,465,683	$143,630,761
Accumulated net investment income (loss)	(4,478,716)	40,841	604,663
Accumulated net realized gain (loss) on investments and foreign currency transactions	28,527,063	(1,547,773)	(10,871,141)
Net unrealized appreciation on investments	354,061,689	354,469	10,604,590

NET ASSETS	$1,141,017,383	$14,313,220	$143,968,873

The FBR Funds

Statements of Assets and Liabilities (continued)
April 30, 2008
(unaudited)

			FBR
		FBR	Fund for
	FBR	Gas Utility	Government
	Technology Fund	Index Fund	Investors

ASSETS
Investment Securities at Cost*	$19,702,046	$129,765,619	$118,592,103

Investment Securities at Value* (Note 2)	$19,963,544	$265,026,401	$118,592,103
Receivable for Capital Shares Sold	21,815	44,676	2,209,826
Dividends and Interest Receivable	10,822	592,586	22,042
Prepaid Expenses	11,439	15,773	9,097

Total Assets	20,007,620	265,679,436	120,833,068

LIABILITIES
Payable for Capital Shares Redeemed	3,508	71,206	268,424
Payable for Investment Securities Purchased	152,620	459,511	—
Dividends and Income Payable	—	—	7,662
Investment Advisory Fee Payable (Note 3)	10,400	86,172	49,300
Administration Fee Payable (Note 3)	327	4,308	1,972
Distribution Fees Payable (Note 3)	4,089	—	—
Other Accrued Expenses	45,518	124,596	98,732

Total Liabilities	216,462	745,793	426,090

NET ASSETS	$19,791,158	$264,933,643	$120,406,978

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	1,884,055	13,113,143	120,593,645

Net Asset Value Per Share	$10.50	$20.20	$1.00

Net Assets Consist of:
Paid-in capital	$21,598,756	$136,421,604	$120,593,645
Accumulated net investment income (loss)	(72,709)	433,391	—
Accumulated net realized loss on investments	(1,996,387)	(7,182,134)	(186,667)
Net unrealized appreciation on investments	261,498	135,260,782	—

NET ASSETS	$19,791,158	$264,933,643	$120,406,978

*	For the FBR Fund for Government Investors, securities are reported at amortized cost.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Six Months Ended April 30, 2008
(unaudited)

		FBR
	FBR	Pegasus Mid Cap
	Pegasus FundTM	FundTM

Investment Income
Dividends[1]	$116,008	$21,950
Interest	9,835	5,241

Total Investment Income	125,843	27,191

Expenses
Investment Advisory fees (Note 3)	46,962	16,489
Administration fees (Note 3)	2,135	750
Distribution fees (Note 3)	13,045	4,580
Professional fees	25,544	25,630
Registration fees	9,826	5,326
Trustees’fees	8,760	8,760
Shareholder servicing fees	8,406	4,685
Compliance fees	4,316	4,108
Accounting services fees	3,003	1,885
Transfer agent fees	2,196	985
Custodian fees	2,145	1,807
Reports to shareholders	2,064	1,743
Insurance fees	772	187
Other expenses	244	242

Total expenses before waivers and related reimbursements	129,418	77,177
Less waivers and related reimbursements	(27,668)	(41,449)

Total expenses after waivers and related reimbursements	101,750	35,728

Net Investment Income (Loss)	24,093	(8,537)

Net Realized and Unrealized Loss on Investments
Net Realized Gain on Investment Transactions	114,213	109,903
Change in Net Unrealized Appreciation/Depreciation of Investments	(1,060,554)	(199,442)

Net Loss on Investments	(946,341)	(89,539)

Net Decrease in Net Assets Resulting from Operations	$(922,248)	$(98,076)

[1]	Net of foreign taxes withheld of $1,336 and $201 for the FBR Pegasus FundTM and FBR Pegasus Mid Cap FundTM, respectively.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2008
(unaudited)

	FBR	FBR
	Pegasus Small Cap	Pegasus Small Cap
	FundTM	Growth FundTM

Investment Income
Dividends[1]	$24,744	$3,984
Interest	4,920	5,976

Total Investment Income	29,664	9,960

Expenses
Investment Advisory fees (Note 3)	20,174	18,958
Administration fees (Note 3)	924	931
Distribution fees (Note 3)	5,604	5,266
Professional fees	24,985	25,328
Trustees’ fees	8,760	8,759
Registration fees	5,466	9,922
Shareholder servicing fees	4,937	5,715
Compliance fees	4,126	4,240
Custodian fees	2,462	1,751
Accounting services fees	2,033	2,128
Reports to shareholders	1,746	1,840
Transfer agent fees	1,456	1,883
Insurance fees	187	198
Other expenses	254	989

Total expenses before waivers and related reimbursements	83,114	87,908
Less waivers and related reimbursements	(39,404)	(46,834)

Total expenses after waivers and related reimbursements	43,710	41,074

Net Investment Loss	(14,046)	(31,114)

Net Realized and Unrealized Loss on Investments
Net Realized Gain (Loss) on Investment Transactions	(112,740)	194,293
Change in Net Unrealized Appreciation/Depreciation of Investments	(350,051)	(1,042,826)

Net Loss on Investments	(462,791)	(848,533)

Net Decrease in Net Assets Resulting from Operations	$(476,837)	$(879,647)

[1]	Net of foreign taxes withheld of $22 and $0 for the FBR Pegasus Small Cap FundTM and FBR Pegasus Small Cap Growth FundTM, respectively.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2008
(unaudited)

		FBR	FBR
		Large Cap	Small Cap
	FBR	Financial	Financial
	Focus Fund	Fund	Fund

Investment Income
Dividends from Unaffiliated Issuers[1]	$2,277,064	$147,255	$2,086,554
Dividends from Affiliated Issuers	162,000	—	—
Interest	3,113,622	89,547	450,328

Total Investment Income	5,552,686	236,802	2,536,882

Expenses
Investment Advisory fees (Note 3)	5,663,903	61,946	608,809
Administration fees (Note 3)	270,033	2,809	27,041
Distribution fees (Note 3)	1,573,305	17,207	169,113
Shareholder servicing fees	765,708	4,235	67,114
Accounting services fees	220,225	2,698	18,291
Transfer agent fees	218,976	6,541	43,034
Registration fees	84,099	9,399	12,935
Reports to shareholders	81,136	3,040	20,585
Insurance fees	64,205	1,108	9,527
Professional fees	40,911	25,743	26,008
Compliance fees	39,245	4,462	7,358
Custodian fees	35,704	3,350	7,145
Trustees’ fees	8,759	8,759	8,759
Other expenses	5,036	345	719

Total expenses before waivers and related reimbursements	9,071,245	151,642	1,026,438
Less waivers and related reimbursements	—	(19,364)	—

Total expenses after waivers and related reimbursements	9,071,245	132,278	1,026,438

Net Investment Income (Loss)	(3,518,559)	104,524	1,510,444

Net Realized and Unrealized Loss on Investments
Net Realized Gain (Loss) on Investment and Foreign Currency Transactions	28,527,063	(1,452,581)	(10,075,019)
Change in Net Unrealized Appreciation/Depreciation of Investments	(212,556,527)	158,458	1,836,324

Net Loss on Investments	(184,029,464)	(1,294,123)	(8,238,695)

Net Decrease in Net Assets Resulting from Operations	$(187,548,023)	$(1,189,599)	$(6,728,251)

[1]	Net of foreign taxes withheld of $197,584, $90 and $70 for the FBR Focus Fund, FBR Large Cap Financial Fund, and FBR Small Cap Financial Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Six Months Ended April 30, 2008
(unaudited)

			FBR
	FBR	FBR	Fund for
	Technology	Gas Utility	Government
	Fund	Index Fund	Investors

Investment Income
Dividends[1]	$121,548	$3,972,436	$—
Interest (Note 2)	64,522	64,765	3,266,982

Total Investment Income	186,070	4,037,201	3,266,982

Expenses
Investment Advisory fees (Note 3)	129,137	534,539	397,847
Administration fees (Note 3)	6,554	107,118	34,444
Distribution fees (Note 3)	35,871	—	—
Professional fees	26,390	23,318	26,148
Shareholder servicing fees	20,538	75,318	33,028
Registration fees	10,690	17,839	16,508
Trustees’ fees	8,759	8,759	8,759
Custodian fees	6,689	9,673	8,069
Accounting services fees	6,684	41,018	27,300
Compliance fees	4,933	10,936	8,261
Reports to shareholders	4,461	16,239	4,609
Transfer agent fees	4,014	76,253	76,467
Insurance fees	2,204	11,728	7,908
Other expenses	1,077	1,034	317

Total expenses before waivers and related
reimbursements	268,001	933,772	649,665
Less waivers and related reimbursements	(9,222)	—	—

Total expenses after waivers and related
reimbursements	258,779	933,772	649,665

Net Investment Income (Loss)	(72,709)	3,103,429	2,617,317

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	(1,938,846)	3,816,470	3,286
Change in Net Unrealized Appreciation/Depreciation of
Investments	(3,372,705)	(19,643,577)	—

Net Gain (Loss) on Investments	(5,311,551)	(15,827,107)	3,286

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(5,384,260)	$(12,723,678)	$2,620,603

[1] Net of foreign taxes withheld of $6,813, $115,117 and $0 for the FBR Technology Fund, FBR Gas Utility Index Fund, and FBR Fund for Government Investors, respectively.

The accompanying notes are an integral part of the financial statements.

77

The FBR Funds

Statements of Changes in Net Assets

	FBR Pegasus FundTM		FBR Pegasus Mid Cap FundTM

	For the		For the
	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Period
	April 30,	Ended	April 30,	Ended
	2008	October 31,	2008	October 31,
	(unaudited)	2007	(unaudited)	2007(A)

From Investment Activities
Net Investment Income (Loss)	$24,093	$(38,956)	$(8,537)	$(8,228)
Net Realized Gain on Investment
Transactions	114,213	1,290,741	109,903	44,986
Change in Net Unrealized
Appreciation/Depreciation of
Investments	(1,060,554)	698,069	(199,442)	366,285

Net Increase (Decrease) in Net Assets
Resulting from Operations	(922,248)	1,949,854	(98,076)	403,043

Distributions to Shareholders
From Net Realized Gain on
Investments	(1,227,692)	(585,158)	(45,373)	—

From Share Transactions
Net Proceeds from Sales of Shares	539,297	7,243,398	418,470	3,706,491
Reinvestment of Distributions	1,222,454	583,994	45,373	—
Cost of Shares Redeemed(B)	(3,994,502)	(9,504,418)	(219,015)	(236,707)

Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	(2,232,751)	(1,677,026)	244,828	3,469,784

Total Increase (Decrease) in
Net Assets	(4,382,691)	(312,330)	101,379	3,872,827
Net Assets – Beginning of Period	13,036,862	13,349,192	3,872,827	—

Net Assets – End of Period	$8,654,171	$13,036,862	$3,974,206	$3,872,827

Accumulated Net Investment
Income (Loss)	$24,093	$—	$(8,537)	$—
Shares Issued and Redeemed
Sold	47,254	597,613	39,194	364,879
Issued in Reinvestment of Distributions	106,208	49,491	4,248	—
Redeemed	(364,542)	(801,697)	(21,082)	(22,186)

Net Increase (Decrease) in Shares	(211,080)	(154,593)	22,360	342,693

(A)	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
(B)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the six months ended April 30, 2008, these fees were $2,277 and $1,812 for the FBR Pegasus FundTM and FBR Pegasus Mid Cap FundTM, respectively. For the period ended October 31, 2007, these fees were $1,520 and $1,074 for the FBR Pegasus FundTM and FBR Pegasus Mid Cap FundTM, respectively.

78

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Pegasus		FBR Pegasus Small
	Small Cap FundTM		Cap Growth FundTM

	For the		For the
	Six Months	For the	Six Months	For the
	Ended	Period	Ended	Year
	April 30,	Ended	April 30,	Ended
	2008	October 31,	2008	October 31,
	(unaudited)	2007(A)	(unaudited)	2007

From Investment Activities
Net Investment Loss	$(14,046)	$(15,868)	$(31,114)	$(75,527)
Net Realized Gain (Loss) on Investment
Transactions	(112,740)	25,357	194,293	269,099
Change in Net Unrealized
Appreciation/Depreciation of
Investments	(350,051)	618,686	(1,042,826)	795,763

Net Increase (Decrease) in Net Assets
Resulting from Operations	(476,837)	628,175	(879,647)	989,335

Distributions to Shareholders
From Net Realized Gain on
Investments	(18,282)	—	(184,307)	(167,748)

From Share Transactions
Net Proceeds from Sales of Shares	729,884	4,844,179	540,331	2,106,874
Reinvestment of Distributions	18,282	—	182,968	166,452
Cost of Shares Redeemed(B)	(563,984)	(572,640)	(1,511,289)	(1,235,803)

Net Increase (Decrease) in Net Assets
Resulting from Share Transactions	184,182	4,271,539	(787,990)	1,037,523

Total Increase (Decrease) in
Net Assets	(310,937)	4,899,714	(1,851,944)	1,859,110
Net Assets – Beginning of Period	4,899,714	—	5,450,629	3,591,519

Net Assets – End of Period	$4,588,777	$4,899,714	$3,598,685	$5,450,629

Accumulated Net Investment Loss	$(14,046)	$—	$(31,114)	$—
Shares Issued and Redeemed
Sold	69,700	465,369	46,013	173,213
Issued in Reinvestment of Distributions	1,647	—	14,863	14,704
Redeemed	(54,380)	(51,814)	(133,806)	(102,790)

Net Increase (Decrease) in Shares	16,967	413,555	(72,930)	85,127

(A)	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
(B)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the six months ended April 30, 2008, these fees were $1,922 and $2,320 for the FBR Pegasus Small Cap FundTM and FBR Pegasus Small Cap Growth FundTM, respectively. For the year ended October 31, 2007, these fees were $1,577 and $3,320 for the FBR Pegasus Small Cap FundTM and FBR Pegasus Small Cap Growth FundTM, respectively.

79

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Large Cap		FBR Small Cap
	FBR Focus Fund		Financial Fund		Financial Fund

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2008	October 31,	2008	October 31,	2008	October 31,
	(unaudited)	2007	(unaudited)	2007	(unaudited)	2007

From Investment Activities
Net Investment Income (Loss)	$(3,518,559)	$2,087,975	$104,524	$136,302	$1,510,444	$2,209,998
Net Realized Gain (Loss) on Investment and Foreign Currency Transactions	28,527,063	13,069,421	(1,452,581)	2,941,002	(10,075,019)	36,298,984
Change in Net Unrealized Appreciation/Depreciation of Investments	(212,556,527)	173,362,319	158,458	(3,508,409)	1,836,324	(78,941,179)

Net Increase (Decrease) in Net Assets Resulting from Operations	(187,548,023)	188,519,715	(1,189,599)	(431,105)	(6,728,251)	(40,432,197)

Distributions to Shareholders
From Net Investment Income	(3,048,132)	—	(177,807)	(145,001)	(2,225,546)	(1,631,560)
From Net Realized Gain on Investments	(13,064,697)	(2,384,603)	(2,910,983)	(2,416,486)	(36,692,650)	(44,028,565)

Total Distributions to Shareholders	(16,112,829)	(2,384,603)	(3,088,790)	(2,561,487)	(38,918,196)	(45,660,125)

From Share Transactions
Net Proceeds from Sales of Shares	150,270,348	1,026,699,295	2,595,113	2,112,482	47,856,352	38,350,436
Reinvestment of Distributions	15,739,961	2,336,579	3,006,657	2,508,729	38,016,471	44,110,288
Cost of Shares Redeemed(A)	(377,671,517)	(588,421,673)	(2,961,302)	(11,990,658)	(40,471,736)	(198,308,915)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(211,661,208)	440,614,201	2,640,468	(7,369,447)	45,401,087	(115,848,191)

Total Increase (Decrease) in Net Assets	(415,322,060)	626,749,313	(1,637,921)	(10,362,039)	(245,360)	(201,940,513)
Net Assets – Beginning of Period	1,556,339,443	929,590,130	15,951,141	26,313,180	144,214,233	346,154,746

Net Assets – End of Period	$1,141,017,383	$1,556,339,443	$14,313,220	$15,951,141	$143,968,873	$144,214,233

Accumulated Net Investment Income (Loss)	$(4,478,716)	$2,087,975	$40,841	$114,124	$604,663	$1,319,765
Shares Issued and Redeemed
Sold	2,939,029	18,377,190	185,178	103,543	2,899,441	1,440,016
Issued in Reinvestment of Distributions	292,791	44,405	215,341	123,104	2,408,457	1,526,231
Redeemed	(7,306,753)	(10,407,459)	(192,593)	(588,332)	(2,371,275)	(7,331,443)

Net Increase (Decrease) in Shares	(4,074,933)	8,014,136	207,926	(361,685)	2,936,623	(4,365,196)

(A)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the six months ended April 30, 2008, these fees were $111,407, $1,823 and $48,208 for the FBR Focus Fund, FBR Large Cap Financial Fund, and FBR Small Cap Financial Fund, respectively. For the year ended October 31, 2007, these fees were $529,480, $2,457 and $37,223 for the FBR Focus Fund, FBR Large Cap Financial Fund, and FBR Small Cap Financial Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Gas Utility		FBR Fund for
	FBR Technology Fund		Index Fund		Government Investors

	For the		For the		For the
	Six Months	For the	Six Months	For the	Six Months	For the
	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2008	October 31,	2008	October 31,	2008	October 31,
	(unaudited)	2007	(unaudited)	2007	(unaudited)	2007

From Investment Activities
Net Investment Income (Loss)	$(72,709)	$(162,292)	$3,103,429	$6,321,984	$2,617,317	$8,612,054
Net Realized Gain (Loss) on Investment Transactions	(1,938,846)	4,164,831	3,816,470	22,237,982	3,286	—
Change in Net Unrealized Appreciation/Depreciation of Investments	(3,372,705)	1,398,694	(19,643,577)	24,854,016	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,384,260)	5,401,233	(12,723,678)	53,413,982	2,620,603	8,612,054

Distributions to Shareholders
From Net Investment Income	—	—	(2,757,572)	(6,504,234)	(2,617,315)	(8,612,056)
From Net Realized Gain on Investments	(3,527,911)	(1,396,046)	(21,582,320)	—	—	—

Total Distributions to Shareholders	(3,527,911)	(1,396,046)	(24,339,892)	(6,504,234)	(2,617,315)	(8,612,056)

From Share Transactions
Net Proceeds from Sales of Shares	2,199,280	10,873,118	13,145,902	49,210,577	296,024,939	630,550,580
Reinvestment of Distributions	3,499,542	1,385,564	22,834,376	6,008,567	2,517,610	8,359,928
Cost of Shares Redeemed(A)	(17,930,331)	(14,736,324)	(19,934,235)	(86,208,440)	(359,178,832)	(669,041,219)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(12,231,509)	(2,477,642)	16,046,043	(30,989,296)	(60,636,283)	(30,130,711)

Total Increase (Decrease) in Net Assets	(21,143,680)	1,527,545	(21,017,527)	15,920,452	(60,632,995)	(30,130,713)
Net Assets – Beginning of Period	40,934,838	39,407,293	285,951,170	270,030,718	181,039,973	211,170,686

Net Assets – End of Period	$19,791,158	$40,934,838	$264,933,643	$285,951,170	$120,406,978	$181,039,973

Accumulated/(Distributions in excess of) Net Investment Income	$(72,709)	$—	$433,391	$87,534	$—	$(2)
Shares Issued and Redeemed
Sold	192,014	890,911	633,327	2,289,265	296,024,939	630,550,580
Issued in Reinvestment of Distributions	301,685	117,720	1,097,046	282,736	2,517,610	8,359,928
Redeemed	(1,678,158)	(1,233,052)	(973,347)	(4,074,907)	(359,178,832)	(669,041,219)

Net Increase (Decrease) in Shares	(1,184,459)	(224,421)	757,026	(1,502,906)	(60,636,283)	(30,130,711)

(A)

The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the six months ended April 30, 2008, these fees were $4,350 and $8,002 for the FBR Technology Fund and FBR Gas Utility Index Fund, respectively. For the year ended October 31, 2007, these fees were $11,319 and $36,591 for the FBR Technology Fund and FBR Gas Utility Index Fund, respectively. The FBR Fund for Government Investors does not charge a redemption fee.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	FBR Pegasus FundTM

	For the
	Six Months Ended		For the	For the
	April 30, 2008		Year Ended	Period Ended
	(unaudited)		October 31, 2007	October 31, 2006*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$13.40		$11.84	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	0.03		(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(0.77)		2.05	1.84

Total from Investment Operations	(0.74)		2.01	1.83

Distributions to Shareholders:
From Net Investment Income	—		—	(0.00)[4]
From Net Realized Gain	(1.30)		(0.45)	—

Total Distributions	(1.30)		(0.45)	(0.00)[4]

Paid-in Capital from Redemption Fees[5]	0.00	[4]	0.00 [4]	0.01

Net Increase (Decrease) in Net Asset Value	(2.04)		1.56	1.84

Net Asset Value – End of Period	$11.36		$13.40	$11.84

Total Investment Return[6]	(5.62)%	(A)	17.52%	18.45%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	(B)	1.97%	1.94%	(B)
Expenses Before Waivers and Related Reimbursements	2.48%	(B)	2.21%	2.74%	(B)
Net Investment Income (Loss) After Waivers and Related
Reimbursements[2]	0.46%	(B)	(0.30)%	(0.23)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(0.07)%	(B)	(0.54)%	(1.03)%	(B)
Supplementary Data:
Portfolio Turnover Rate	15%	(A)	108%	166%	(A)
Net Assets at End of Period (in thousands)	$8,654		$13,037	$13,349

*	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Less than $0.01
[5]	Calculated based on average shares outstanding.
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Mid Cap FundTM

	For the
	Six Months Ended		For the
	April 30, 2008		Period Ended
	(unaudited)		October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.30		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(0.27)		1.32

Total from Investment Operations	(0.29)		1.30

Distributions to Shareholders:
From Net Realized Gain	(0.13)		—

Paid-in Capital from Redemption Fees[4]	0.01		0.00	[5]

Net Increase (Decrease) in Net Asset Value	(0.41)		1.30

Net Asset Value – End of Period	$10.89		$11.30

Total Investment Return[6]	(2.43)%	(A)	13.00%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	(B)	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	4.21%	(B)	4.17%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.47)%	(B)	(0.36)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(2.73)%	(B)	(2.58)%	(B)
Supplementary Data:
Portfolio Turnover Rate	34%	(A)	135%	(A)
Net Assets at End of Period (in thousands)	$3,974		$3,873

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap FundTM

	For the
	Six Months Ended		For the
	April 30, 2008		Period Ended
	(unaudited)		October 31, 2007*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.85		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.03)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(1.12)		1.89

Total from Investment Operations	(1.15)		1.85

Distributions to Shareholders:
From Net Realized Gain	(0.04)		—

Paid-in Capital from Redemption Fees[4]	0.00 [5]		0.00 [5]

Net Increase (Decrease) in Net Asset Value	(1.19)		1.85

Net Asset Value – End of Period	$10.66		$11.85

Total Investment Return[6]	(9.69)%	(A)	18.50%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	(B)	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	3.71%	(B)	3.77%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.63)%	(B)	(0.61)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(2.39)%	(B)	(2.43)%	(B)
Supplementary Data:
Portfolio Turnover Rate	82%	(A)	107%	(A)
Net Assets at End of Period (in thousands)	$4,589		$4,900

*	Represents the period from commencement of operations (February 28, 2007) through October 31, 2007.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Pegasus Small Cap Growth FundTM

	For the					For the
	Six Months Ended		For the Years Ended October 31,			Period Ended
	April 30, 2008					October 31,
	(unaudited)		2007	2006	2005	2004*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$13.56		$11.34	$9.46	$8.88	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.09)		(0.19)	(0.15)	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(2.07)		2.92	2.02	0.70	(1.06)

Total from Investment Operations	(2.16)		2.73	1.87	0.54	(1.17)

Distributions to Shareholders:
From Net Realized Gain	(0.47)		(0.52)	—	—	—

Paid-in Capital from Redemption Fees[4]	0.01		0.01	0.01	0.04	0.05

Net Increase (Decrease) in Net Asset Value	(2.62)		2.22	1.88	0.58	(1.12)

Net Asset Value – End of Period	$10.94		$13.56	$11.34	$9.46	$8.88

Total Investment Return[5]	(16.27)%	(A)	25.06%	19.87%	6.53%	(11.20)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.95%	(B)	1.95%	1.95%	1.95%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	4.18%	(B)	3.81%	5.45%	9.14%	6.43%	(B)
Net Investment Loss After Waivers and Related Reimbursements[2]	(1.48)%	(B)	(1.65)%	(1.65)%	(1.68)%	(1.79)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(3.70)%	(B)	(3.51)%	(5.15)%	(8.87)%	(6.27)%	(B)
Supplementary Data:
Portfolio Turnover Rate	21%	(A)	108%	152%	246%	150%	(A)
Net Assets at End of Period (in thousands)	$3,599		$5,451	$3,592	$1,759	$1,440

*	Represents the period from commencement of operations (January 20, 2004) through October 31, 2004.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Focus Fund

	For the
	Six Months
	Ended
	April 30,		For the Years Ended October 31,
	2008
	(unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$57.97		$49.36	$40.36	$37.68	$31.57	$21.15

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[1,2]	(0.15)		0.08	(0.43)	(0.27)	(0.17)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(7.09)		8.63	10.20	3.51	6.30	10.50

Total from Investment Operations	(7.24)		8.71	9.77	3.24	6.13	10.39

Distributions to Shareholders:
From Net Investment Income	(0.12)		—	—	—	—	—
From Net Realized Gain	(0.51)		(0.12)	(0.77)	(0.57)	(0.03)	—

Total Distributions	(0.63)		(0.12)	(0.77)	(0.57)	(0.03)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.02	0.00 [5]	0.01	0.01	0.03

Net Increase (Decrease) in Net Asset Value	(7.87)		8.61	9.00	2.68	6.11	10.42

Net Asset Value – End of Period	$50.10		$57.97	$49.36	$40.36	$37.68	$31.57

Total Investment Return[6]	(12.56)%	(A)	17.72%	24.53%	8.63%	19.46%	49.27%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.44%	(B)	1.40%	1.38%	1.50%	1.59%	1.60%
Expenses Before Waivers	1.44%	(B)	1.40%	1.40%	1.53%	1.59%	1.60%
Net Investment Income (Loss) After Waivers[2]	(0.56)%	(B)	0.14%	(0.94)%	(0.56)%	(0.75)%	(0.75)%
Net Investment Income (Loss) Before Waivers	(0.56)%	(B)	0.14%	(0.96)%	(0.59)%	(0.75)%	(0.75)%
Supplementary Data:
Portfolio Turnover Rate	5%	(A)	5%	3%	20%	19%	16%
Net Assets at End of Period (in thousands)	$1,141,017		$1,556,339	$929,590	$805,858	$825,497	$343,824

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses) and fees voluntarily waived by the Distributor in an amount attributable to marketing expenses for the Fund while closed to new investors.

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund

	For the
	Six Months
	Ended
	April 30,		For the Years Ended October 31,
	2008
	(unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$18.71		$21.67	$21.84	$24.46	$22.43	$17.73

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.09		0.14	0.13	0.13	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(1.44)		(0.97)	2.72	0.15	2.08	4.69

Total from Investment Operations	(1.35)		(0.83)	2.85	0.28	2.16	4.79

Distributions to Shareholders:
From Net Investment Income	(0.18)		(0.11)	(0.16)	(0.08)	(0.07)	(0.09)
From Net Realized Gain	(3.68)		(2.02)	(2.86)	(2.82)	(0.08)	—

Total Distributions	(3.86)		(2.13)	(3.02)	(2.90)	(0.15)	(0.09)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00 [5]	0.00 [5]	0.02	0.00 [5]

Net Increase (Decrease) in Net Asset Value	(5.21)		(2.96)	(0.17)	(2.62)	2.03	4.70

Net Asset Value – End of Period	$13.50		$18.71	$21.67	$21.84	$24.46	$22.43

Total Investment Return[6]	(7.61)%	(A)	(4.59)%	14.21%	0.86%	9.76%	27.13%
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.92%	(B)	1.89%	1.83%	1.95%	1.91%	1.92%
Expenses Before Waivers	2.20%	(B)	1.92%	1.84%	1.96%	1.94%	1.98%
Net Investment Income After Waivers[2]	1.52%	(B)	0.59%	0.68%	0.62%	0.28%	0.53%
Net Investment Income Before Waivers	1.24%	(B)	0.56%	0.67%	0.61%	0.25%	0.47%
Supplementary Data:
Portfolio Turnover Rate	208%	(A)	95%	54%	41%	42%	67%
Net Assets at End of Period (in thousands)	$14,313		$15,951	$26,313	$29,037	$30,384	$35,459

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund

	For the
	Six Months
	Ended
	April 30,		For the Years Ended October 31,
	2008
	(unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$23.18		$32.70	$32.96	$36.41	$32.56	$24.38

Income (Loss) from Investment Operations:
Net Investment Income[1]	0.14		0.29	0.14	0.23	0.13	0.05
Net Realized and Unrealized Gain (Loss) on Investments[1,2]	(1.09)		(5.31)	3.44	0.85	4.40	8.88

Total from Investment Operations	(0.95)		(5.02)	3.58	1.08	4.53	8.93

Distributions to Shareholders:
From Net Investment Income	(0.28)		(0.15)	(0.14)	(0.18)	(0.07)	(0.13)
From Net Realized Gain	(6.24)		(4.35)	(3.70)	(4.36)	(0.65)	(0.64)

Total Distributions	(6.52)		(4.50)	(3.84)	(4.54)	(0.72)	(0.77)

Paid-in Capital from Redemption Fees[3]	0.01		0.00 [4]	0.00 [4]	0.01	0.04	0.02

Net Increase (Decrease) in Net Asset Value	(7.46)		(9.52)	(0.26)	(3.45)	3.85	8.18

Net Asset Value – End of Period	$15.72		$23.18	$32.70	$32.96	$36.41	$32.56

Total Investment Return[5]	(3.70)%	(A)	(18.02)%	11.81%	2.63%	14.29%	37.80%
Ratios to Average Net Assets:
Expenses After Waivers	1.52%	(B)	1.51%	1.46%	1.55%	1.59%	1.57%
Expenses Before Waivers	1.52%	(B)	1.51%	1.46%	1.55%	1.59%	1.57%
Net Investment Income After Waivers	2.23%	(B)	0.93%	0.45%	0.69%	0.40%	0.26%
Net Investment Income Before Waivers	2.23%	(B)	0.93%	0.45%	0.69%	0.40%	0.26%
Supplementary Data:
Portfolio Turnover Rate	41%	(A)	13%	8%	15%	36%	16%
Net Assets at End of Period (in thousands)	$143,969		$144,214	$346,155	$463,333	$594,625	$513,808

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[3]	Calculated based on average shares outstanding.
[4]	Less than $0.01
[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Technology Fund

	For the
	Six Months
	Ended
	April 30,		For the Years Ended October 31,
	2008
	(unaudited)		2007	2006	2005	2004	2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$13.34		$11.97	$10.82	$10.96	$11.03	$7.19

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.04)		(0.05)	(0.04)	(0.05)	(0.14)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(1.57)		1.81	1.77	1.53	0.24	3.92

Total from Investment Operations	(1.61)		1.76	1.73	1.48	0.10	3.84

Distributions to Shareholders:
From Net Realized Gain	(1.23)		(0.39)	(0.58)	(1.62)	(0.20)	—

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00 [5]	0.00 [5]	0.03	0.00	[5]

Net Increase (Decrease) in Net Asset Value	(2.84)		1.37	1.15	(0.14)	(0.07)	3.84

Net Asset Value – End of Period	$10.50		$13.34	$11.97	$10.82	$10.96	$11.03

Total Investment Return[6]	(12.95)%	(A)	15.18%	16.40%	14.51%	1.17%	53.41%
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[2]	1.81%	(B)	1.70%	1.87%	1.94%	1.95%	1.94%
Expenses Before Waivers and Related Reimbursements	1.87%	(B)	1.70%	1.92%	2.74%	3.21%	4.61%
Net Investment Loss After Waivers and Related Reimbursements[2]	(0.51)%	(B)	(0.41)%	(0.60)%	(0.77)%	(1.23)%	(1.11)%
Net Investment Loss Before Waivers and Related Reimbursements	(0.57)%	(B)	(0.41)%	(0.65)%	(1.57)%	(2.49)%	(3.78)%
Supplementary Data:
Portfolio Turnover Rate	76%	(A)	229%	108%	100%	99%	146%
Net Assets at End of Period (in thousands)	$19,791		$40,935	$39,407	$14,810	$6,608	$6,170

[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund

	For the
	Six Months						For the		For the
	Ended						Period		Year
	April 30,		For the Years Ended October 31,				Ended		Ended
	2008						October 31,		March 31,
	(unaudited)		2007	2006	2005	2004	2003*		2003

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$23.14		$19.48	$17.25	$14.67	$12.51	$10.41		$15.53

Income (Loss) from Investment Operations:
Net Investment Income[1,2]	0.24		0.47	0.50	0.52	0.38	0.20		0.43
Net Realized and Unrealized Gain (Loss) on Investments[1,3]	(1.22)		3.67	2.34	2.47	2.17	2.08		(5.12)

Total from Investment Operations	(0.98)		4.14	2.84	2.99	2.55	2.28		(4.69)

Distributions to Shareholders:
From Net Investment Income	(0.21)		(0.48)	(0.61)	(0.41)	(0.39)	(0.18)		(0.43)
From Net Realized Gain	(1.75)		—	—	—	—	—		—

Total Distributions	(1.96)		(0.48)	(0.61)	(0.41)	(0.39)	(0.18)		(0.43)

Paid-in Capital from Redemption Fees[4]	0.00	[5]	0.00 [5]	0.00 [5]	0.00 [5]	0.00 [5]	0.00	[5]	—

Net Increase (Decrease) in Net Asset Value	(2.94)		3.66	2.23	2.58	2.16	2.10		(5.12)

Net Asset Value – End of Period	$20.20		$23.14	$19.48	$17.25	$14.67	$12.51		$10.41

Total Investment Return[6]	(4.41)%	(A)	21.51%	16.84%	20.48%	20.63%	21.98%	(A)	(30.40)%
Ratios to Average Net Assets:
Expenses After Waivers[2]	0.70%	(B)	0.75%	0.80%	0.80%	0.85%	0.85%	(B)	0.85%
Expenses Before Waivers	0.70%	(B)	0.75%	0.80%	0.80%	0.88%	0.87%	(B)	0.86%
Net Investment Income After Waivers[2]	2.31%	(B)	2.21%	2.69%	3.18%	2.90%	3.02%	(B)	3.58%
Net Investment Income Before Waivers	2.31%	(B)	2.21%	2.69%	3.18%	2.87%	3.00%	(B)	3.57%
Supplementary Data:
Portfolio Turnover Rate	8%	(A)	22%	16%	20%	34%	5%	(A)	39%
Net Assets at End of Period (in thousands)	$264,934		$285,951	$270,031	$295,804	$220,545	$184,818		$145,663

*	Effective April 1, 2003, the Fund’s fiscal year end was changed to October 31.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Calculated based on average shares outstanding.
[5]	Less than $0.01
[6]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors

	For the
	Six Months					For the
	Ended		For the Years			Period		For the Years Ended
	April 30,		Ended October 31,			Ended		December 31,
	2008					October 31,
	(unaudited)		2007	2006	2005	2004*		2003	2002

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Income from Investment Operations:
Net Investment Income[1,2]	0.02		0.04	0.04	0.02	(0.00)[3]		0.00 [3]	0.01
Net Realized Loss on Investments[1,4]	—		—	(0.00)[3]	(0.00)[3]	(0.00)[3]		(0.00)[3]	—

Total From Investment Operations	0.02		0.04	0.04	0.02	0.00	[3]	0.00 [3]	0.01

Distributions to Shareholders:
From Net Investment Income	(0.02)		(0.04)	(0.04)	(0.02)	(0.00)[3]		(0.00)[3]	(0.01)

Net Asset Value – End of Period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Total Investment Return[5]	1.59	%(A)	4.46%	3.89%	1.96%	0.42	%(A)	0.42%	1.03%
Ratios to Average Net Assets:
Expenses After Waivers[2]	0.82	%(B)	0.83%	0.85%	0.76%	0.75	%(B)	0.75%	0.75%
Expenses Before Waivers	0.82	%(B)	0.83%	0.85%	0.86%	0.85	%(B)	0.82%	0.75%
Net Investment Income After Waivers[2]	3.29	%(B)	4.37%	3.81%	1.92%	0.50	%(B)	0.43%	1.03%
Net Investment Income Before Waivers	3.29	%(B)	4.37%	3.81%	1.82%	0.40	%(B)	0.36%	1.03%
Supplementary Data:
Net Assets at End of Period (in thousands)	$120,407		$181,040	$211,171	$251,675	$288,761		$341,413	$454,247

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]

Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]

Prior to November 1, 2005, reflects fees waived by FBR Fund Adviser, Inc. pursuant to a contractual advisory fee waiver of 0.10% (excluding interest, taxes, brokerage commissions, extraordinary legal expenses, or any other extraordinary expenses).

[3]	Less than $0.01
[4]

The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]

Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

91

The FBR Funds

Schedule of Shareholder Expenses
(unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007 through April 30, 2008).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2008” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)
(unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	April 30, 2008	November 1, 2007	April 30, 2008	April 30, 2008*

Pegasus Fund
Actual	1.95%	$1,000.00	$943.80	$9.43
Hypothetical	1.95	1,000.00	1,015.16	9.77
Pegasus Mid Cap Fund
Actual	1.95	1,000.00	975.70	9.58
Hypothetical	1.95	1,000.00	1,015.16	9.77
Pegasus Small Cap Fund
Actual	1.95	1,000.00	903.10	9.23
Hypothetical	1.95	1,000.00	1,015.16	9.77
Pegasus Small Cap Growth Fund
Actual	1.95	1,000.00	837.30	8.91
Hypothetical	1.95	1,000.00	1,015.16	9.77
Focus Fund
Actual	1.44	1,000.00	874.40	6.71
Hypothetical	1.44	1,000.00	1,017.70	7.22
Large Cap Financial Fund
Actual	1.92	1,000.00	923.90	9.18
Hypothetical	1.92	1,000.00	1,015.32	9.62
Small Cap Financial Fund
Actual	1.52	1,000.00	963.00	7.41
Hypothetical	1.52	1,000.00	1,017.31	7.62
Technology Fund
Actual	1.81	1,000.00	870.50	8.42
Hypothetical	1.81	1,000.00	1,015.86	9.07
Gas Utility Index Fund
Actual	0.70	1,000.00	955.90	3.40
Hypothetical	0.70	1,000.00	1,021.38	3.52
Fund for Government Investors
Actual	0.82	1,000.00	1,015.90	4.11
Hypothetical	0.82	1,000.00	1,020.78	4.12

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 366.

93

The FBR Funds

Notes to Financial Statements
(unaudited)

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of ten series which represent interests in one of the following investment portfolios: FBR Pegasus FundTM (“Pegasus Fund”), FBR Pegasus Mid Cap FundTM (“Pegasus Mid Cap Fund”), FBR Pegasus Small Cap FundTM (“Pegasus Small Cap Fund”), FBR Pegasus Small Cap Growth FundTM (“Pegasus Small Cap Growth Fund”) (formerly FBR Small Cap Technology Fund), FBR Focus Fund (“Focus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Technology Fund (“Technology Fund”) (formerly FBR Large Cap Technology Fund), FBR Gas Utility Index Fund (“Gas Utility Index Fund”) and FBR Fund for Government Investors (“Money Market Fund”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. As of April 30, 2008, each Fund offers one class of shares, which is offered as no-load shares. Effective May 30, 2008, certain of the Funds began offering new share classes: R Class shares intended for retirement investors and I Class shares intended for institutional investors. The initial class of shares are now referred to as Investor Class.

The Pegasus Fund, a non-diversified fund, intends to invest in the stocks of companies of any size without regard to market capitalization. The investment objective of the Fund is capital appreciation.

The Pegasus Mid Cap Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of mid capitalization (“mid-cap”) companies. The investment objective of the Fund is capital appreciation.

The Pegasus Small Cap Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Pegasus Small Cap Growth Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies. Prior to May 1, 2008, the Fund invested, under normal circumstances, at least 80% of its net assets in securities of small-cap companies that were principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Focus Fund, a non-diversified fund, intends to invest, under normal circumstances primarily in securities of companies traded in domestic markets. The investment objective of the Fund is capital appreciation.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

The Large Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Technology Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a diversified fund, intends to invest, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund and Money Market Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividends quarterly. The Money Market Fund declares dividends each day the Fund is open for business and pays monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund and Money Market Fund, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from option transactions.

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks. The Funds had no outstanding options at April 30, 2008.

Repurchase Agreements — The Funds have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan at April 30, 2008.

Line of Credit — The Trust had a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provided a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund was liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the LIBOR (London Inter-Bank Offer Rate). For the six months ended April 30, 2008, the Funds had no borrowings outstanding.

3. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Pegasus Fund, Pegasus Mid Cap Fund, Pegasus Small Cap Fund, Pegasus Small Cap Growth Fund, Focus Fund, Large Cap Financial Fund, Small Cap Financial Fund, and Technology Fund, at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. The Money Market Fund pays a management fee at an annual rate based on the Fund’s average daily net assets of 0.50% on the first $500 million, 0.45% on the next $250 million, 0.40% on the next $250 million, and 0.35% on net assets over $1 billion.

Fund Advisers has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund and Money Market Fund, which Fund Advisers has contractually agreed to limit total operating expenses to 0.85% and 1.00% of average daily net assets, respectively (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses). Fund Advisers has contractually agreed to maintain these limitations with regard to each Fund through October 31, 2011.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

Effective May 30, 2008, in regards to the Investor Class, Fund Advisers has contractually agreed to limit the total operating expenses to 1.25% for the Pegasus Fund; 1.35% for the Pegasus Mid Cap Fund; 1.45% for the Pegasus Small Cap Fund and the Pegasus Small Cap Growth Fund. Fund Advisers has agreed to maintain these limitations with regard to each Fund through October 31, 2011.

Administrator — JPMorgan Chase Bank N.A. (“JPMorgan”) serves as the administrator to the Funds and provides pursuant to an Administration Agreement (“Agreement”) day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Funds’ registration statements. Pursuant to the Agreement, JPMorgan receives a fee of 0.02% of the first $2.5 billion of average daily net assets of the Trust, 0.0175% of the next $2.5 billion of average daily net assets of the Trust and 0.015% of the Trust’s average daily net assets in excess of $5 billion.

Pursuant to the Administrative Services Agreement, the Adviser also provides administrative services to the Funds including oversight of service providers. The Adviser receives 0.02% of average daily net assets of the Trust. The Adviser also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser. For the six months ended April 30, 2008, JPMorgan earned $210,741 and Fund Advisers earned $188,544 in Administrator fees.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

Brokerage Commissions — For the six months ended April 30, 2008, the Small Cap Financial Fund and the Large Cap Financial Fund paid $12,766 and $200, respectively, in brokerage commissions from portfolio transactions to Friedman, Billings, Ramsey and Co., Inc. (FBR & Co.), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the period.

Trustees’ Fees — Each Trustee of the Trust who is not an employee of Fund Advisers or an affiliate of Fund Advisers receives an annual retainer fee of $25,000 and an additional meeting fee of $2,500 for each regular meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is $1,000. The Chairman of the Board, an independent Trustee, receives an additional $2,000 for each meeting attended, and the Audit Committee Chairman receives an additional $1,000 for each committee meeting attended.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

4. Investment Transactions

For the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Pegasus Fund	$1,532,678	$3,921,651
Pegasus Mid Cap Fund	1,630,438	1,153,120
Pegasus Small Cap Fund	4,000,526	3,537,713
Pegasus Small Cap Growth Fund	838,265	1,078,096
Focus Fund	152,807,170	58,681,942
Large Cap Financial Fund	19,543,672	18,235,413
Small Cap Financial Fund	43,556,860	53,042,550
Technology Fund	18,328,434	39,802,888
Gas Utility Index Fund	22,243,102	25,421,788

5. Federal Income Taxes

It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code that are applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income		Long-Term Capital Gains

	Dollar	Per share	Dollar	Per share
	Amount	Amount	Amount	Amount

Pegasus Fund
For the Year Ended October 31, 2007	$585,158	$0.453075	$—	$—
For the Year Ended October 31, 2006	1,131	0.004657	—
Pegasus Mid Cap Fund
For the Period Ended October 31, 2007	—	—	—	—
Pegasus Small Cap Fund
For the Period Ended October 31, 2007	—	—	—	—
Pegasus Small Cap Growth Fund
For the Year Ended October 31, 2007	125,836	0.389428	41,912	0.129706
For the Year Ended October 31, 2006	—	—	—	—
Focus Fund
For the Year Ended October 31, 2007	—	—	2,384,603	0.123866
For the Year Ended October 31, 2006	—	—	14,760,977	0.769867
Large Cap Financial Fund
For the Year Ended October 31, 2007	145,001	0.111451	2,416,486	2.017514
For the Year Ended October 31, 2006	231,630	0.158660	3,691,188	2.856242
Small Cap Financial Fund
For the Year Ended October 31, 2007	2,428,021	0.225500	43,232,104	4.275126
For the Year Ended October 31, 2006	2,080,797	0.144159	49,145,199	3.703541
Technology Fund
For the Year Ended October 31, 2007	718,645	0.202896	677,401	0.191251
For the Year Ended October 31, 2006	278,046	0.172572	654,245	0.406063
Gas Utility Index Fund
For the Year Ended October 31, 2007	6,504,234	0.483831	—	—
For the Year Ended October 31, 2006	9,174,877	0.609932	—	—
Fund for Government Investors
For the Year Ended October 31, 2007	8,612,056	0.043674	—	—
For the Year Ended October 31, 2006	9,042,605	0.038269	—	—

101

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

The following information is computed on a tax basis for each item:
	As of October 31, 2007

				Pegasus
	Pegasus	Pegasus	Pegasus	Small Cap	Focus
	Fund	Mid Cap Fund	Small Cap Fund	Growth Fund	Fund

Tax cost of investment
securities	$10,905,518	$3,221,075	$4,482,194	$4,259,908	$997,494,412

Gross unrealized appreciation	1,531,197	386,500	649,188	1,037,530	615,944,604
Gross unrealized depreciation	(214,180)	(28,830)	(39,295)	(25,418)	(49,326,388)

Net unrealized appreciation	1,317,017	357,670	609,893	1,012,112	566,618,216
Undistributed ordinary income	1,210,051	45,373	18,282	166,019	2,637,313
Undistributed long-term capital gains	238	—	—	18,288	12,515,359

Accumulated earnings	$2,527,306	$403,043	$628,175	$1,196,419	$581,770,888

	As of October 31, 2007

					Fund for
	Large Cap	Small Cap	Technology	Gas Utility	Government
	Financial Fund	Financial Fund	Fund	Index Fund	Investors

Tax cost of investment
securities	$15,665,251	$136,163,040	$37,434,170	$141,866,924	$191,027,695

Gross unrealized appreciation	628,857	21,345,779	4,558,047	149,891,226	—
Gross unrealized depreciation	(528,038)	(13,373,635)	(981,385)	(5,985,471)	—

Net unrealized appreciation	100,819	7,972,144	3,576,662	143,905,755	—
Undistributed ordinary income	114,124	1,319,765	2,491,355	794,439	20,787
Undistributed long-term
capital gains	2,910,983	36,692,650	1,036,556	20,875,415	—
Capital loss carryforward	—	—	—	—	(189,953)
Other temporary differences	—	—	—	—	(20,789)

Accumulated earnings (deficit)	$3,125,926	$45,984,559	$7,104,573	$165,575,609	$(189,955)

Unused capital loss carryforwards as of October 31, 2007, were as follows:
Fund for
Government Investors

October 31, 2011	23,854
October 31, 2012	165,106
October 31, 2013	970
October 31, 2014	23

The capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Pegasus Fund	$38,956	$(38,956)	$—
Pegasus Mid Cap Fund	8,228	(8,228)	—
Pegasus Small Cap Fund	15,868	(15,868)	—
Pegasus Small Cap Growth Fund	75,527	(75,527)	—
Focus Fund	—	(3,140)	3,140
Small Cap Financial Fund	(35,326)	14,688	20,638
Technology Fund	162,292	(162,292)	—

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold will be required to be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

As of April 30, 2008, the Federal Tax Cost of securities and the resulting net unrealized appreciation (depreciation) are as follows:

		Gross	Gross	Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Pegasus Fund	$8,415,045	$787,180	$(530,718)	$256,463
Pegasus Mid Cap Fund	3,805,178	311,147	(152,919)	158,228
Pegasus Small Cap Fund	4,359,306	384,799	(124,957)	259,842
Pegasus Small Cap Growth Fund	3,781,929	361,143	(391,857)	(30,714)
Focus Fund	787,136,254	443,954,091	(89,892,402)	354,061,689
Large Cap Financial Fund	14,664,259	513,784	(254,507)	259,277
Small Cap Financial Fund	138,285,610	14,322,769	(4,514,303)	9,808,466
Technology Fund	19,759,587	1,006,170	(802,212)	203,957
Gas Utility Index Fund	140,764,223	132,674,028	(8,411,850)	124,262,178
Fund for Government Investors	118,592,103	—	—	—

103

The FBR Funds

Notes to Financial Statements (continued)
(unaudited)

6. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the six months ended April 30, 2008, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/07	Purchases	Sales	04/30/08	Gain	Dividends	04/30/08	Cost

FBR Focus Fund
99 Cents Only Stores	4,045,374	1,746,100	—	5,791,474	—	—	$55,076,918	$66,728,709
American Woodmark Corp.	845,850	54,150	—	900,000	—	$162,000	16,983,000	28,730,843
CSK Auto	—	2,568,614	—	2,568,614	—	—	30,643,565	12,619,497
Dyanmex, Inc.	594,810	3,800	—	598,610	—	—	15,043,069	11,258,278
HFF, Inc.	200,000	681,700	—	881,700	—	—	5,545,893	6,948,071
Monarch Casino & Resort, Inc.	992,000	—	—	992,000	—	—	13,134,080	4,511,967

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Important Supplemental Information
(unaudited)

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE FBR FUNDS
888.888.0025
fbrfundsinfo@fbr.com
www.fbrfunds.com

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting Firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual reports.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	06/27/08

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	06/27/08

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	06/27/08

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds